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                                                        82
                                                              EXHIBIT (cxxv)




                     THE HAMILTON BEACH/PROCTOR-SILEX, INC.
                  EMPLOYEES' RETIREMENT SAVINGS PLAN (401(K))

              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1994)
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                       HAMILTON BEACH/PROCTOR-SILEX, INC.
                  EMPLOYEES' RETIREMENT SAVINGS PLAN (401(K))


                 Hamilton Beach/Proctor-Silex, Inc., a Delaware corporation, hereby adopts this amendment and restatement of the profit sharing plan known as the Hamilton Beach/Proctor Silex, Inc. Employees' Retirement Savings Plan (401(k)) (the "Plan"), effective as of January 1, 1994.

                   ARTICLE I. - DEFINITIONS AND CONSTRUCTION
                 1.1  DEFINITIONS.  The following terms when used in the Plan and the Trust Agreement with initial capital letters, unless the context clearly indicates otherwise, shall have the following respective meanings:
                 (1)  ACCOUNT AND SUB-ACCOUNT:  As defined in Section 5.2.
                 (2)  ADMINISTRATIVE COMMITTEE OR COMMITTEE:  The
Administrative Committee provided for in Article IX hereof.
                 (3)  ADMINISTRATOR OR PLAN ADMINISTRATOR:  The Administrator
of the Plan, as defined in ERISA Section 3(16)(A) and Code Section 414(g), shall be the Company, which may delegate all or any part of its powers, duties and authorities in such capacity (without ceasing to be the Administrator of the Plan) as hereinafter provided.
                 (4)  AFTER-TAX CONTRIBUTIONS:  The After-Tax Contributions
made to the Plan (or a predecessor plan) prior to January 1, 1987.
                 (5) BEFORE-TAX CONTRIBUTIONS: Before-Tax Contributions provided for in Section 3.1.
                 (6)  BENEFICIARY:  A Participant's Spouse, provided that if the Participant has no Spouse or if his Spouse has consented to the designation of a Beneficiary other than his Spouse in the manner required herein, then the Participant's Beneficiary shall be the person or persons other than, or in
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addition to, his Spouse as may be designated by a Participant as his
Beneficiary under the Plan. Any such Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary. Such a designation may be made, revoked or changed only by an instrument (in form acceptable to the Committee) signed by the Participant and filed with the Committee before the Participant's death. The consent of any previously designated Beneficiary shall not be required for a Participant to make, revoke or change the designation of a Beneficiary (except as may be otherwise provided in the Plan with respect to the required consent of a Participant's Spouse). A designation by a married Participant of a person other than or in addition to his Spouse as his Beneficiary shall not take effect unless the Participant's Spouse consents in writing thereto. To be effective, a Spouse's consent must (a) be signed by the Spouse, (b) acknowledge the effect of such consent, (c) be witnessed by any person designated as a Plan representative or notary public, (d) shall be effective only with respect to such Spouse, and (e) designate a Beneficiary which cannot be changed without the Spouse's further consent (unless the
Spouse's consent indicates that no further consent from the Spouse will be required to change the designation of a non-Spouse Beneficiary). The consent of a Spouse will not be required, however, if it is established to the satisfaction of the Committee that the consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations.
In the absence of an effective designation of a Beneficiary, or if all parties designated as a Beneficiary have ceased to exist, a Participant's Beneficiary shall be his Spouse or, if the Participant has no Spouse, then the
Participant's Beneficiary shall be his descendants, PER STIRPES or, if none, his estate.
                 (7) CODE: The Internal Revenue Code of 1986, as it has been and may be amended from time to time.
                 (8) COMPANY: Hamilton Beach/Proctor-Silex, Inc., a Delaware corporation, and its predecessors and successors.
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                                                                               3

                 (9)  COMPENSATION:
                 (a)  An Employee's total base or regular compensation
         (whether paid in the form of a salary or in hourly wages) and commissions received by or made available to him while a Participant and as an  Eligible Employee from an Employer for a Plan Year, plus his overtime payments.
                 (b) Notwithstanding the foregoing provisions of this Subsection, effective as of January 1, 1989, Compensation of an
         Employee taken into account for any purpose for any Plan Year shall not exceed the limitation in effect for such Year under Code Section 401(a)(17). For purposes of the preceding sentence, in the case of a Highly Compensated Employee who is a 5-percent owner (as such term is defined in Code Section 416(i)(1)) or one of the ten most Highly Compensated Employees, (i) such Highly Compensated Employee and his family members (which for this purpose shall mean an Employee's Spouse and lineal descendants who have not attained age 19 before the close of the Year in question) shall be treated as a single Employee and the Compensation of such family members shall be aggregated with the Compensation of such Highly Compensated Employee, and (ii) the limitation on Compensation shall be allocated among such Highly Compensated Employee and his family members in proportion to each individual's Compensation.
                 (10) CONTROLLED GROUP: The Company and any and all other corporations, trades and/or businesses, the Employees of which, together with Employees of the Company, are required by Code Section 414 to be treated as if they were employed by a single employer.
                 (11) CONTROLLED GROUP MEMBER: Each corporation or unincorporated trade or business that is or was a member of the Controlled
Group, but only during such period as it is or was such a member of the Controlled Group.
                 (12) COVERED EMPLOYEE: All regular salaried and hourly Employees of an Employer. Notwithstanding the foregoing, Employees who are nonresident aliens, temporary or seasonal
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                                                                               4

Employees, Employees who are covered by a collective bargaining agreement or who serve only as leased employees (within the meaning of Section 1.1(14))
shall not be covered by the Plan or deemed to be Covered Employees hereunder.
                 (13) ELIGIBLE EMPLOYEE: An Employee who is eligible for participation in the Plan in accordance with the provisions of Article II.
                 (14) EMPLOYEE: Any person who is a common law employee of a Controlled Group Member (but excluding any directors as such) and, to the extent required by Code Section 414(n), any person who is a "leased employee"
of a Controlled Group Member. For purposes of this Subsection, a "leased employee" means any person who, pursuant to an agreement between a Controlled Group Member and any other person ("leasing organization"), has performed services for the Controlled Group Member on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the Controlled Group Member. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for a Controlled
Group Member will be treated as provided by the Controlled Group Member. A leased employee will not be considered an Employee of a Controlled Group
Member, however, if (a) leased employees do not constitute more than 20 percent of the Controlled Group Member's nonhighly compensated work force (within the meaning of Code Section 414(n)(5)(C)(ii)) and (b) such leased employee is covered by a money purchase pension plan maintained by the leasing organization that provides (i) a nonintegrated employer contribution rate of at least 10 percent of Compensation, (ii) immediate participation and (iii) full and immediate vesting.
                 (15) EMPLOYER: The Company and any person which adopts the Plan pursuant to Article XIII. However, in the case of any person which adopts the Plan and which thereafter ceases to exist, ceases to be a member of the Controlled Group or withdraws or is eliminated from the Plan, it shall not thereafter be an Employer. As of January 1, 1994, the only Employer under the Plan is the Company.
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                                                                               5

                 (16) EMPLOYER CONTRIBUTIONS: Mandatory Matching Employer Contributions, Additional Matching Employer Contributions and Profit Sharing Contributions made to the Plan prior to January 1, 1992 and the Qualified Nonelective Contributions provided for in Section 3.6.
                 (17)  ENTRY DATE:  Each January 1.
                 (18) ERISA: The Employee Retirement Income Security Act of 1974, as it has been and may be amended from time to time.
                 (19)  FIDUCIARY:  Any person who (a) exercises any
discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any money or other property of the Plan, or has authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan or the Trust Fund. The term "Fiduciary" shall also include any person to whom a Named Fiduciary delegates any fiduciary responsibilities in accordance with the provisions hereof or of the Trust Agreement as long as such designation is in effect.
                 (20)  HARDSHIP:  Immediate and heavy financial need on the part of a Participant for:
                 (a)  expenses for medical care described in Code Section
         213(d) previously incurred by the Participant, the Participant's
         Spouse, or any dependents of the Participant (as defined in Code
         Section 152), or expenses necessary for these persons to obtain such medical care;
                 (b)  costs directly related to the purchase (excluding
         mortgage payments) of a principal residence for the Participant;
                 (c)  the payment of tuition and related educational fees for the next twelve months of post-secondary education for the
         Participant, the Participant's Spouse or the Participant's dependents (as defined in Code Section 152);
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                 (d)  payments necessary to prevent the eviction of
         the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence;
                 (e)  any other financial need which the Commissioner of
         Internal Revenue, through the publication of revenue rulings, notices and other documents of general applicability, may from time to time designate as a deemed immediate and heavy financial need as provided in Treasury Regulations under Code Section 401(k).
                 (21) HIGHLY COMPENSATED EMPLOYEE: (a) For a particular Plan Year, unless the Company elects one of the simplified methods described in Code Section 414(q)(12) or Revenue Procedure 93-42, any Employee (i) who, during the preceding Plan Year, (A) was at any time a 5-percent owner (as such term is defined in Code Section 416(i)(1)),
         (B) received compensation from the Controlled Group in excess of the amount in effect for such Plan Year under Code Section 414(q)(1)(B),
         (C) received compensation from the Controlled Group in excess of the amount in effect for such Plan Year under Code Section 414(q)(1)(C), and was in the top-paid group of Employees for such Plan Year, or (D) was at any time an officer (limited to no more than 50 Employees or, if lesser, the greater of 3 Employees or 10 percent (10%) of the Employees) and received compensation greater than 50 percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for such Year, or
         (ii) who during the particular Plan Year (but not the prior Plan Year)
         (I) was at any time a 5-percent owner (as such term is defined in Code
         Section 416(i)(1)) or (II) was included in the foregoing Clauses (B),
         (C) or (D) of Subparagraph (i) and was in the group consisting of the 100 Employees paid the greatest compensation by the Controlled Group during such Plan Year.
                 (b) "Highly Compensated Employee" shall include a former Employee whose termination of employment occurred prior to the Plan
         Year and who was a Highly Compensated Employee
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                                                                               7

         for the Plan Year in which his termination of employment occurred or for any Plan Year ending on or after his 55th birthday.
                 (c) For the purposes of this Subsection, the term "compensation" shall mean the sum of an Employee's compensation under
         Section 4.5(3) and the Employee's Before-Tax Contributions (subject to the limitations described in Section 1.1(9)(b)) and the term "top-paid group of Employees" shall mean that group of Employees of the
         Controlled Group consisting of the top 20 percent (20%) of such Employees when ranked on the basis of compensation paid by the Controlled Group during the Plan Year.
                 (22) INVESTMENT COMMITTEE: The Investment Committee provided for in Section 9.10 hereof.
                 (23)  INVESTMENT FUND:  Any of the Investment Funds provided in Section 5.1.
                 (24) INVESTMENT MANAGER: The person who, with respect to an Investment Fund, has the discretion to determine which assets in such Fund shall be sold (or exchanged) and what investments shall be acquired for such Fund. Such person must (a) be either registered as an investment advisor under the Investment Advisors Act of 1940, a bank as defined thereunder or an insurance company qualified to manage, acquire or dispose of Plan assets under the laws of more than one state, and (b) acknowledge in writing that he or it is a Fiduciary with respect to the Plan.
                 (25)  LOAN ACCOUNT:  The separate recordkeeping account within a Participant's Account established by the Administrator pursuant to Section 6.11(3).
                 (26) NAMED FIDUCIARIES: The parties designated as Named Fiduciaries in Section 11.2.
                 (27)  NORMAL RETIREMENT AGE:  Age 55.
                 (28) PARTICIPANT: An Employee or former Employee who has become and continues to be a Participant in the Plan in accordance with the provisions of Article II.
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                 (29)  PARTICIPANT CONTRIBUTIONS:  Before-Tax Contributions
provided for in Section 3.1 and After-Tax Contributions.
                 (30) PLAN: The Hamilton Beach/Proctor-Silex, Inc. Employees' Retirement Savings Plan (401(k)), the terms and provisions of which are herein set forth, as the same may be amended, supplemented or restated from time to time. The Plan is intended to qualify as a profit sharing plan under the Code.
                 (31)  PLAN YEAR:  A calendar year.
                 (32)  QUALIFIED NONELECTIVE CONTRIBUTIONS:  A contribution made by an Employer pursuant to Section 3.6 that (a) Participants eligible to share therein may not elect to receive in cash until distribution from the
Plan, (b) are nonforfeitable when made, (c) are distributable only in accordance with the distribution rules applicable to Before-Tax Contributions and (d) are paid to the Trust Fund during the Plan Year for which made or within the time following the close of such Plan Year which is prescribed by law for the filing by an Employer of its federal income tax return (including extensions thereof).
                 (33) ROLLOVER CONTRIBUTIONS: Cash which is transferred to a Covered Employee's Account pursuant to Section 3.5.
                 (34) SALARY REDUCTION AGREEMENT: An arrangement pursuant to which an Employee agrees to reduce, or to forego an increase in, his
Compensation and his Employer agrees to contribute to the Trust the amount so reduced or foregone as a Before-Tax Contribution.
                 (35)  SPOUSE:  The person to whom an Employee is legally
married at the time in question; provided, however, that a former Spouse may be treated as a Spouse or surviving Spouse to the extent required under the terms of a "qualified domestic relations order" (as such term is defined in Code
Section 414(p)).
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                 (36)  TRUST AGREEMENT:  The Trust Agreement between the
Company and the Trustee, as such Trust Agreement may be amended or restated
from time to time, or any trust agreement superseding the same. The Trust Agreement is hereby incorporated in the Plan by reference.
                 (37) TRUSTEE: The trustee or trustees under the Trust Agreement or its or their successor or successors in trust under such Trust Agreement.
                 (38)  TRUST FUND:  The assets held in trust under the
provisions of the Plan and the Trust Agreement, without distinction as to principal or income.
                 (39) VALUATION DATE: The last day of each calendar month and such other dates as the Administrator may designate.
                 (40) VESTED INTEREST: A Participant shall have a 100% Vested Interest in his entire Account. A Participant's Vested Interest shall be nonforfeitable at all times.
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                    ARTICLE II. - COVERAGE AND PARTICIPATION
                 2.1 ELIGIBLE EMPLOYEES. An Employee shall become an Eligible Employee under the Plan on the first Entry Date on which he is both a Covered Employee and has attained age 20- 1/2.
                 2.2 COMMENCEMENT OF PARTICIPATION. (1) An Eligible Employee shall become a Participant in the Plan on the effective date of his enrollment pursuant to Section 2.3.
                 (2) Notwithstanding the foregoing, a person who was a Participant in the Plan on December 31, 1993 shall continue to be a Participant in this Plan on January 1, 1994.
                 2.3 ENROLLMENT. Any Employee described in Section 2.1 may enroll as a Participant in the Plan with respect to Participant Contributions on the Entry Date on which he is initially eligible or on any subsequent Entry Date by filing with the Administrator an enrollment form which shall include
(1) the effective date on which the Eligible Employee is to become a
Participant, (2) his election, commencing on or after such effective date, to have Participant Contributions made by or for him to the Trust, (3) his authorization, if any, to his Employer to withhold from his Compensation for each pay period, commencing on or after such effective date, any designated Participant Contributions and to pay the same to the Trust Fund and (4) his direction that the Participant Contributions made by or for him be invested in the manner described in Section 5.5.
                 2.4  DURATION OF PARTICIPATION.  (1)  Once an Eligible
Employee becomes a Participant, he shall remain a Participant so long as he continues to be an Employee whether or not he continues to be an Eligible Employee, provided, however, that if a Participant ceases to be an Eligible Employee (while remaining an Employee), Participant Contributions may not be made by or for him pursuant to Section 3.1 until he again becomes an Eligible Employee and he again enrolls as a contributing Participant pursuant to
Sections 2.3 and 3.1.  If a Participant ceases to be an Employee and later again becomes an Employee, he shall be eligible, subject to the foregoing limitations of this Section, to become a Participant immediately on the date which he again becomes an Eligible Employee.
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                                                                              11

                 (2) If an Account continues to be maintained for a former Employee after his termination of employment, such former Employee shall remain a Participant for all purposes of the Plan, other than for the purposes of making Participant Contributions hereunder.
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                                                                              12

                          ARTICLE III. - CONTRIBUTIONS
                 3.1  BEFORE-TAX CONTRIBUTIONS.  Upon enrollment pursuant to
Section 2.3, a Participant shall agree pursuant to a Salary Reduction Agreement to have his Employer make Before-Tax Contributions to the Trust of up to 15% of his Compensation (in 1% increments) through equal pay period payments. If a Participant's Before-Tax Contributions must be reduced to comply with the requirements of Section 4.1 or 4.2 or the requirements of applicable law, his Before-Tax Contributions as so reduced shall be the maximum percentage of his Compensation permitted by such Section or law.
                 3.2 PAYMENTS TO TRUSTEE. Before-Tax Contributions made by or for a Participant shall be transmitted by his Employer to the Trustee as soon as practicable, but in any event not later than 90 days after the date on which such Contributions are withheld or would otherwise have been paid to the Participant. Before-Tax Contributions shall be allocated to a Participant's Account as of the last day of the pay period for which such Contributions were made.
                 3.3 CHANGES IN PARTICIPANT CONTRIBUTIONS. The percentage designated by a Participant pursuant to Section 3.1 shall continue in effect, notwithstanding any changes in the Participant's Compensation. A Participant may, however, in accordance with the percentages permitted by Section 3.1, change (but not suspend) the percentage of his Before-Tax Contributions four times each calendar year, effective as of the first day of any payroll period by notifying the Administrator in writing (on a form acceptable to the Administrator) of the change no later than 30 days (or such shorter period as the Administrator may permit on a uniform and nondiscriminatory basis) prior to the date it is to become effective.
                 3.4  SUSPENSION OF PARTICIPANT CONTRIBUTIONS.  A Participant
may suspend his Before-Tax Contributions effective as of the first day of any month by notifying the Administrator in writing (on a form acceptable to the Administrator) of the suspension no later than 30 days (or such shorter period as the Administrator may permit on a uniform and nondiscriminatory basis) prior to the date it is to
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become effective.  A Participant who has voluntarily suspended his Before-Tax
Contributions may resume making such Contributions as of the first day of any payroll period which occurs at least six (6) months after the date of the suspension (12 months in the case of a Participant described in Section 6.8(3)) provided that (1) the Participant is eligible to participate in the Plan under
Section 2.1 on such date, and (2) the Participant notifies the Administrator in writing (on a form acceptable to the Administrator) of the resumption no later than 30 days (or such shorter period as the Administrator may permit on a uniform and nondiscriminatory basis) prior to the date it is to become effective.
                 3.5 ROLLOVER CONTRIBUTIONS. (1) The Trustee shall, at the direction of the Committee, receive and thereafter hold and administer as a part of the Trust Fund for a Covered Employee cash which shall have been distributed to the Covered Employee from a trust held under another plan in which the Covered Employee was a participant, or an individual retirement account described in Code Section 408(d)(3)(A)(ii), in a distribution which constitutes an "eligible rollover distribution" as such term is defined in Code
Section 401(a)(31) and Code Section 402(c)(4) (a "Rollover Contribution").
                 (2)  Rollover Contributions transferred to the Trustee
pursuant to Subsection (1) of this Section shall be allocated when made to such existing or new Sub-Account(s) as the Trustee shall determine.
                 (3) The Administrator shall adopt, and may amend from time to time, general rules of uniform application which shall govern the administration of Rollover Contributions.
                 3.6 QUALIFIED NONELECTIVE CONTRIBUTIONS. For any Plan Year, the Employers may make Qualified Nonelective Contributions (1) in such amount,
(2) for such Participants who are not Highly Compensated Employees for such
Plan Year and (3) in such proportions among such Participants as such Employer shall deem necessary to cause Section 4.2 to be satisfied for such Plan Year. Qualified Nonelective Contributions may be made irrespective of whether the Employer has net earnings or retained earnings, and may be made in cash or other property.  Each Employer shall designate to the
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                                                                              14

Trustee the Plan Year for which and the Participants for whom any Qualified Nonelective Contribution is made.
                 3.7 ALLOCATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS. Qualified Nonelective Contributions shall be allocated to the Accounts of Participants who are designated by an Employer as eligible to share therein in such amounts as such Employer directs.

                   ARTICLE IV. - LIMITATIONS ON CONTRIBUTIONS
                 4.1  EXCESS BEFORE-TAX CONTRIBUTIONS.
                 (1) Notwithstanding the provisions of Article III, a Participant's Before-Tax Contributions for any taxable year of such Participant shall not exceed the limitation in effect under Code Section 402(g). Except as otherwise provided in this Section, a Participant's Before-Tax Contributions for purposes of this Section shall include (a) any employer contribution made under any qualified cash or deferred arrangement as defined in Code Section 401(k) to the extent not includible in gross income for the taxable year under Code Section 402(a)(8) (determined without regard to Code Section 402(g)), (b) any employer contribution to the extent not includible in gross income for the taxable year under Code Section 402(h)(1)(B) (determined without regard to section Code Section 402(g)) and (c) any employer contribution to purchase an annuity contract under Code Section 403(b) under a salary reduction agreement within the meaning of Code Section 3121(a)(5)(D).
                 (2)  In the event that a Participant's Before-Tax
Contributions exceed the amount described in Subsection (1) of this Section (hereinafter called the "excess deferrals"), such excess deferrals (and any income allocable thereto) shall be distributed to the Participant by April 15 following the close of the taxable year in which such excess deferrals occurred if, by April 15 of such taxable year the Participant (a) allocates the amount of such excess deferrals among the plans under which the excess deferrals were made and (b) notifies the Committee of the portion allocated to this Plan.
                 4.2  ADP TEST.
                 (1)  Notwithstanding any provision of the Plan to the contrary:
                 (a) the actual deferral percentage (as defined in Subsection (2) of this Section) for the group of Highly Compensated Eligible Employees for such Plan Year shall not exceed the actual deferral percentage for all other Eligible Employees for such Plan
         Year multiplied by 1.25, or
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                                                                              16

                          (b) the excess of the actual deferral percentage for the group of Highly Compensated Eligible Employees for such Plan Year over the actual deferral percentage for all other Eligible Employees for such Plan Year shall not exceed 2 percentage points, and the actual deferral percentage for the group of Highly Compensated Eligible Employees for such Plan Year shall not exceed the actual deferral percentage for all other Eligible Employees for such Plan Year multiplied by 2.
If two or more plans which include cash or deferred arrangements are considered as one plan for purposes of Code Sections 401(a)(4) or 410(b), such arrangements included in such plans shall be treated as one arrangement for the purposes of this Subsection; and if any Highly Compensated Eligible Employee is a participant under two or more cash or deferred arrangements of the Controlled Group, all such arrangements shall be treated as one cash or deferred arrangement for purposes of determining the deferral percentage with respect to such Highly Compensated Eligible Employee.
                 (2) For the purposes of this Section, the actual deferral percentage for a specified group of Eligible Employees for a Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in such group) of (a) the amount of Before-Tax Contributions and, at the election of an Employer, any Qualified Nonelective Contributions actually paid to the Trust for each such Eligible Employee for such Plan Year (including any "excess deferrals" described in Section 4.1) to (b) the Eligible Employee's compensation for such Plan Year. For the purposes of this Section, the term "compensation" shall mean the sum of an Eligible Employee's compensation under
Section 4.5(3) and his Before-Tax Contributions (subject to the limitations described in Section 1.1(9)(b)). In the case of a Highly Compensated Eligible Employee who is either a 5-percent owner (as defined in Code Section 416(i)(1)) or one of the ten most Highly Compensated Employees, the combined actual deferral ratio for the family group (as such term is hereinafter defined), which shall be treated as one Highly Compensated Eligible Employee, shall be determined by combining the Before-Tax Contributions (and, at the election of an Employer, Qualified Nonelective Contributions) and compensation of all members of the family group who are Eligible Employees. For purposes of this Subsection, the term "family group" shall mean any Highly Compensated Eligible Employee described in the preceding sentence and such Employee's Spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants. For the purposes of determining "the actual deferral percentage for all other Eligible Employees" as referred to in Subsection (1) of this Section, the Before-Tax Contributions and compensation of all members of the family group shall be disregarded.
                 (3) For the purposes of this Section, the term "Highly Compensated Eligible Employee" for a particular Plan Year shall mean any Highly Compensated Employee who is an Eligible Employee.
                 (4) In the event that excess contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, prior to March 15 of the following Plan Year, such excess contributions (and any income allocable thereto) shall be distributed to the Highly Compensated Eligible Employees on the basis of the respective portions of the excess contributions attributable to each such Eligible Employee. For the purposes of this Subsection, the term "excess contributions" shall mean, for any Plan Year, the excess of (a) the aggregate amount of Before-Tax Contributions actually paid to the Trust on behalf of Highly Compensated Eligible Employees for such Plan Year over (b) the maximum amount of such Before-Tax Contributions permitted for such Plan Year under Subsection (1) of this Section, determined by reducing Before-Tax Contributions made on behalf of Highly Compensated Eligible Employees in order of the actual deferral percentages (as defined in Subsection
(2) of this Section) beginning with the highest of such percentages. Notwithstanding the foregoing provisions of this Subsection, in the case of a Highly Compensated Eligible Employee whose actual deferral ratio is determined under the family aggregation rules set forth in Subsection (2) of this Section, the determination and correction of the amount of excess contributions shall be made by reducing the actual deferral ratio in accordance with the "leveling" method described in Treasury Regulations Section

1.401(k)-1(f)(2) and allocating the excess contributions for the family group among its members in proportion to the Before-Tax Contributions of each member of the family group that is combined to determine the actual deferral ratio.
                 4.3 MONITORING PROCEDURES. (1) In order to ensure that at least one of the actual deferral percentages specified in Section 4.2(1) are satisfied for each Plan Year, the Company shall monitor (or cause to be monitored) the amount of Before-Tax Contributions being made to the Plan by or for each Eligible Employee during each Plan Year. In the event that the Company determines that neither of such actual deferral percentages will be satisfied for a Plan Year, and if the Committee in its sole discretion determines that it is necessary or desirable, the Before-Tax Contributions made thereafter by or for each Highly Compensated Eligible Employee (as defined in Section 4.2(3)) may be reduced (pursuant to non-discriminatory rules adopted by the Company) to the extent necessary to decrease the actual deferral percentage for Highly Compensated Eligible Employees for such Plan Year to a level which satisfies either of the actual deferral percentages.
                 (2) In order to ensure that excess deferrals (as such term is defined in Section 4.1(2)) shall not be made to the Plan for any taxable year for any Participant, the Company shall monitor (or cause to be monitored) the amount of Before-Tax Contributions being made to the Plan for each Participant during each taxable year and may take such action (pursuant to non-discriminatory rules adopted by the Company) to prevent Before-Tax Contributions made for any Participant under the Plan for any taxable year from exceeding the maximum amount applicable under Section 4.1(1).
                 (3) The actions permitted by this Section are in addition to, and not in lieu of, any other actions that may be taken pursuant to other Sections of the Plan or that may be permitted by applicable law or regulation in order to ensure that the limitations described in Sections 4.1 and 4.2 are met.
                 4.4 TESTING PROCEDURES. In applying the limitations set forth in Section 4.2, the Company may, at its option, utilize such testing procedures as may be permitted under Code Sections 401(a)(4),

401(k), 401(m) or 410(b), including, without limitation, (1) aggregation of the Plan with one or more other qualified plans of the Controlled Group, (2) inclusion of qualified matching contributions, qualified nonelective contributions or elective deferrals described in, and meeting the requirements of, Treasury Regulations under Code Sections 401(k) and 401(m) to any other qualified plan of the Controlled Group in applying the limitations set forth in
Section 4.2 or (3) any permissible combination thereof.
                 4.5 MAXIMUM ADDITIONS. (1) Notwithstanding any provision of the Plan to the contrary, the maximum annual addition (as defined in Subsection
(2) of this Section) to a Participant's Account for any Plan Year (which shall be the limitation year) shall in no event exceed the lesser of (a) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code Section 415(b)(1)(A)) or (b) 25% of his compensation for such Plan Year.
                 (2)  For the purpose of this Section, the term "annual
                      additions" means the sum for any Plan Year of:
                 (a)  all contributions (including, without limitation,
         Before-Tax Contributions made pursuant to Section 3.1) made by the Controlled Group which are allocated to the Participant's account pursuant to a defined contribution plan maintained by a Controlled Group Member,
                 (b) all employee contributions made by the Participant to a defined contribution plan maintained by a Controlled Group Member,
                 (c) all forfeitures allocated to the Participant's account pursuant to a defined contribution plan maintained by a Controlled Group Member,
                 (d) any amount allocated to an individual medical benefit account (as defined in section 415(1)(2) of the Code) of the Participant which is part of a pension or annuity plan, and

                 (e) any amount attributable to medical benefits allocated to the Participant's account established under Code Section 419A(d)(1) if the Participant is or was a key-employee (as such term is defined in Code Section 416(i)) during such Plan Year or any preceding Plan Year.
                 (3) For the purposes of this Section, the term "compensation" shall mean those items included as compensation under Treasury Regulation
Section 1.415-2(d)(2) but excluding those items specified in Treasury Regulation Section 1.415-2(d)(3).
                 (4) If a Participant's annual additions would exceed the limitations of Subsection (1) of this Section for a Plan Year as a result of the allocation of forfeitures, a reasonable error in estimating the Participant's compensation, or a reasonable error in determining the amount of Before-Tax Contributions that may be made with respect to the Participant under the limitations of this Section (or other facts and circumstances which the Commissioner of Internal Revenue finds justify application of the following rules of this Subsection), Before-Tax Contributions (if any) made by the Participant for such Plan Year (together with any gains attributable thereto) shall be returned to him to the extent necessary.
                 4.6 MAXIMUM BENEFITS. (1) Except as otherwise provided in Code Section 415(e), in any case in which an individual is a participant in both a defined benefit plan and a defined contribution plan maintained by the Controlled Group, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year shall not exceed 1. In the event a reduction is necessary to avoid exceeding the limitation set forth in this Section, the affected Participant's benefits under the defined benefit plan shall be reduced to the extent necessary to avoid exceeding such limitation. For purposes hereof:
                 (a) the defined benefit plan fraction for any Plan Year is a fraction, (i) the numerator of which is the projected annual benefit of the participant under the plan (determined as of the close of the Year), and (ii) the denominator of which is the lesser of (A) the product of 1.25, multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) for such Year or (B) the product of 1.4, multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B) with respect to such participant under the plan for such Year; and
                 (b) the defined contribution plan fraction for any Plan Year is a fraction, (i) the numerator of which is the sum of the annual additions to the participant's account as of the close of the Year and for all prior Years, and (ii) the denominator of which is the sum of the lesser of the following amounts determined for such Year and for each prior year of service with the Controlled Group (regardless of whether a plan was in existence during such Year):
                          (A) the product of 1.25, multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such Year and each such prior year of service, or
                          (B) the product of 1.4, multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) with respect to such participant under such plan for such Year and each such prior year of service.
                 (2) A Participant's projected annual benefit for purposes of Subsection (1) of this Section is equal to the annual benefit to which he would be entitled under the terms of the defined benefit plan, assuming he will continue employment until reaching normal retirement age as determined under the terms of such plan (or current age, if later), his compensation for the Plan Year under consideration will remain the same until the date he attains such age, and all other relevant factors used to determine benefits under the plan for the Plan Year under consideration will remain constant for all future Plan Years.
                 4.7 DEFINITIONS. (1) For purposes of applying the limitations set forth in Sections 4.6 and 4.7, all qualified defined benefit plans (whether or not terminated) ever maintained by one or more Controlled Group Members shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether or not terminated) ever maintained by one or more Controlled Group Members shall be treated as one defined contribution plan.
                 (2) For purposes of this Section and Sections 4.6 and 4.7, the term "Controlled Group Member" shall be construed in the light of Code
Section 415(h).

                            ARTICLE V. - INVESTMENTS
                 5.1 INVESTMENT FUNDS. (1) The Trust Fund (other than the portion of the Trust Fund consisting of the Loan Accounts) shall be divided into such other Investment Funds as the Investment Committee may in its discretion select or establish and Participant Contributions and Employer Contributions shall be invested therein as provided in Section 5.5. Subject to the provisions of the Plan and Trust Agreement relating to the appointment of an Investment Manager and to other applicable provisions of the Plan and Trust Agreement, the Trustee shall hold, manage, administer, value, invest, reinvest, account for and otherwise deal with each Investment Fund separately. The Trustee shall invest and reinvest the principal and income of each such Investment Fund and shall keep each Investment Fund invested, without distinction between principal and income, as required under the terms of the Plan and Trust Agreement. Dividends, interest and other distributions received by the Trustee in respect of each Investment Fund shall be reinvested in the same Investment Fund.
                 (2) The Investment Committee shall adopt, and may amend, from time to time general rules of uniform application which shall provide for the administration of each Investment Fund, including, but not limited to, rules providing for (a) the method of valuing each such Investment Fund and (b) any other matters which the Investment Committee deems necessary or advisable in the administration of any Investment Fund. The Administrative Committee shall adopt, and may amend from time to time, general rules of uniform application which shall provide for the administration of Participants' investments in the Investment Funds, including, but not limited to, rules providing for (i) procedures pursuant to which a Participant may elect to have all or a designated part of his Account invested in any Investment Fund pursuant to
Section 5.5, (ii) the method of changing any such election pursuant to Section
5.5 by either the Participant or his Beneficiary and the frequency with which such elections may be made, (iii) the Investment Fund in which a Participant's Account shall be invested in the absence of an effective election, and (iv) any other matters which the Administrative Committee deems necessary or advisable in the administration of Participants' investments in any Investment Fund.
                 (3) The Trustee is hereby expressly authorized to invest Plan assets in any collective investment fund or funds which are maintained for the investment of the assets of employee benefit plans qualified under Section 401(a) of the Code whereupon the instruments establishing such funds, as amended, shall be deemed a part of the Plan and incorporated herein by reference. The commingling of the assets of this Plan with the assets of other qualified participating plans in such collective investment funds is specifically authorized.
                 5.2 ACCOUNT; SUB-ACCOUNT. The Trustee shall establish and maintain, or cause to be maintained, an Account for each Participant, which Account shall reflect, pursuant to Sub-Accounts established and maintained thereunder, the amount, if any, of the Participant's (1) Before-Tax Contributions, (2) After-Tax Contributions, (3) Employer Contributions (as further divided into Matching Contributions and Profit Sharing Contributions),
(4) Qualified Nonelective Contributions, and (5) Rollover Contributions. The Trustee shall also maintain, or cause to be maintained, separate records which shall show (a) the portion of each such Sub-Account invested in each Investment Fund and (b) the amount of contributions thereto, payments and withdrawals and loans therefrom and the amount of income, expenses, gains and losses attributable thereto. The interest of each Participant in the Trust Fund at any time shall consist of his Account balance (as determined pursuant to Section 5.4) as of the last preceding Valuation Date plus credits and minus debits to such Account since that Date plus the value of the Participant's Loan Account on the last preceding Valuation Date on which the Administrator valued such Loan Account pursuant to Section 6.11.
                 5.3 REPORTS. The Administrative Committee shall cause reports to be made at least quarterly to each Participant and to the Beneficiary of each deceased Participant as to the value of his Account and the amount of his Vested Interest.

                 5.4 VALUATION OF INVESTMENT FUNDS. (1) As of each Valuation Date, the Trustee shall determine the value of each Investment Fund. The Trustee shall determine, from the change in value of each Investment Fund between the current Valuation Date and the then last preceding Valuation Date, the net gain or loss of such Investment Fund during such period resulting from expenses paid (including the fees and expenses of the Trustee and Investment Manager, if any, which are to be charged to such Investment Fund in accordance with the terms of the Plan and the Trust Agreement) and realized and unrealized earnings, profits and losses of such Investment Fund during such period. The transfer of funds to or from an Investment Fund pursuant to Section 5.5, Participant Contributions allocated to an Investment Fund, and payments, distributions and withdrawals from an Investment Fund to provide benefits under the Plan for Participants or Beneficiaries shall not be deemed to be earnings, profits, expenses or losses of the Investment Fund.
                 (2) On each Valuation Date, the net gain or loss of each Investment Fund determined pursuant to Subsection (1) of this Section shall be allocated as of such Valuation Date by the Trustee to the Accounts of Participants in such Investment Fund in proportion to the amounts of such Accounts invested in such Investment Fund on such Valuation Date, exclusive of amounts to be credited but including amounts (other than the net loss, if any, determined pursuant to Subsection (1) of this Section) to be debited to such Accounts as of such Valuation Date.
                 (3) The reasonable and equitable decision of the Trustee as to the value of each Investment Fund as of each Valuation Date shall be conclusive and binding upon all persons having any interest, direct or indirect, in such Investment Fund.
                 5.5 INVESTMENT OF CONTRIBUTIONS. (1) Each Participant may, pursuant to rules and procedures adopted by the Administrative Committee, direct that Participant Contributions, Rollover Contributions, repayments of a loan made pursuant to Section 6.11 and Employer Contributions shall be invested in any or all of the Investment Funds. An investment option selected by a Participant shall remain in effect and be applicable to all subsequent Contributions and loan repayments made by or for him unless and until an investment change is made by him and becomes effective pursuant to rules and procedures adopted by the Administrative Committee. In the absence of an effective investment direction, Contributions and loan repayments shall be invested in such Investment Fund or Funds, and in such proportions, as is designated by the Administrative Committee from time to time for such purpose.
                 (2) Each Participant and each Beneficiary of a deceased Participant shall have the right from time to time to elect that all or part of his interest in one or more of the Investment Funds be liquidated and the proceeds thereof reinvested in any other Investment Fund. Such transfer election shall be made in accordance with rules and procedures established by the Administrative Committee for this purpose.
                 5.6 DIRECTIONS TO TRUSTEE. The Administrative Committee shall give appropriate and timely directions to the Trustee in order to permit the Trustee to give effect to the investment choice and investment change elections made under Section 5.5 and to provide funds for distributions and withdrawals pursuant to Article VI.

               ARTICLE VI. - DISTRIBUTIONS, WITHDRAWALS AND LOANS
                 6.1 DISTRIBUTIONS, IN GENERAL. (1) A Participant's Vested Interest in the Trust Fund shall only be distributable as provided in this and the following Sections of this Article. A Participant or Beneficiary who is eligible to receive a distribution under applicable Sections of this Article shall file an application with the Administrative Committee, furnishing such information as such Committee may reasonably require, including satisfactory proof of his age and that of his Spouse (if applicable) and any authority in writing that the Committee may request authorizing it to obtain pertinent information, certificates, transcripts and/or other records from any public office.
                 (2) The Administrative Committee shall provide the Participant or Beneficiary with the application form (which shall contain a general description of the optional forms of benefit available under the Plan) and such other information required to be provided under Section 402(f) of the Code no less than 30 days and no more than 90 days before a distribution or withdrawal is to be made. Notwithstanding the foregoing, such distribution or withdrawal may commence less than 30 days after such form and information are provided to the Participant or Beneficiary, provided that: (a) the Administrative Committee clearly informs the recipient that he has the right to a period of at least 30 days after receiving the information to consider whether or not to elect a distribution or withdrawal (and, if applicable, a particular form of benefit), and (b) the recipient, after receiving the information, affirmatively elects the distribution or withdrawal.
                 6.2 DISTRIBUTIONS ON DEATH. (1) If a Participant dies before the payment or commencement of the payment of his Account to him, his entire Account, valued as of the Valuation Date preceding the date on which his Beneficiary files an application with the Administrative Committee pursuant to
Section 6.1 shall be paid or commence to be paid to the Participant's Beneficiary under one of the following methods, as elected by the Beneficiary, as soon as practicable after such Valuation Date:

                 (a) such amount shall be paid to him in a lump sum by the December 31 of the year in which occurs the fifth anniversary of such Participant's death; or
                 (b) such amount shall be applied to the purchase of a single life annuity for the life of the Beneficiary commencing on the December 31 of the calendar year following the calendar year in which the Participant died or, in the case of a Beneficiary who is the surviving Spouse of a Participant, over the life expectancy of such Spouse commencing not later than the December 31 of the calendar year in which the Participant would have attained age 70-1/2; or
                 (c) a combination of a lump sum payment and a single life annuity for the life of the Beneficiary commencing at the time specified in Clause (b).
                 (2) Notwithstanding the provisions of Subsection (1) of this Section, a Beneficiary's Account which is attributed to a Participant who first became a Participant in the Plan on or after January 1, 1994 shall only be payable in the form described in Clause (a) of Subsection (1) of this Section.
                 (3) If a Participant dies after his Account has been used to purchase an annuity contract under Section 6.3, the benefits payable to his Beneficiary after his death shall be those, if any, provided under the annuity contract.
                 (4) Notwithstanding the foregoing provisions of this Section, if a Beneficiary of a deceased Participant dies before the payment of his entire Account to him (absent any contrary designation by the Participant), the Beneficiary's entire Account, valued as of the Valuation Date preceding the date on which the Beneficiary died, shall be paid to the Beneficiary's estate in the form of a lump sum payment, as soon as practicable after such Valuation Date.
                 (5) Notwithstanding the foregoing provisions of this Section, if the Account of a Participant does not exceed $3,500 on the Valuation Date preceding his death and never exceeded

$3,500 at the time of any previous withdrawal or distribution, the Account shall be paid to his Beneficiary in a lump sum as soon as practicable after such Valuation Date.
                 6.3  DISTRIBUTIONS ON TERMINATION OF EMPLOYMENT.
                 (1) Subject to the provisions of Section 6.4, if a Participant's termination of employment with the Controlled Group occurs for any reason other than death (including termination after reaching Normal Retirement Age or on account of disability), his entire Account, valued as of the Valuation Date specified in Subsection (2) of this Section, shall be paid or commence to be paid to him under one of the following methods as the Participant shall elect:
                 (a)  such amount shall be paid to him in a lump sum; or
                 (b) such amount shall be applied to the purchase of a single life annuity for the life of the Participant; or
                 (c) such amount shall be applied to the purchase of a joint and survivor annuity for the joint life expectancy of the Participant and his Beneficiary; provided that an election under this Clause (c) shall not become effective unless the present value of payments expected to the made to the Participant under the annuity contract is more than 50% of the total of the payments expected to be made to the Participant and his Beneficiary.
                 (2) Notwithstanding the provisions of Subsection (1) of this Section, the Account of a Participant who first became a Participant in the Plan on or after January 1, 1994 shall only be payable in the form described in Clause (a) of Subsection (1) of this Section.
                 (3) Distributions pursuant to this Section shall be paid or commence to be paid to a Participant as soon as practicable after and shall be valued as of the Valuation Date preceding the later of (a) the date on which the Participant files his application with the Administrative Committee pursuant to Section 6.1 or (b) the date of the Participant's termination of employment.

                          (4)  Notwithstanding the foregoing provisions of this
Section, if the Account of a Participant does not exceed $3,500 on the Valuation Date preceding his termination of employment with the Controlled Group (and never exceeded $3,500 at the time of any previous withdrawal or distribution), the Account shall be paid to him in a lump sum as soon as practicable after such Valuation Date.
                 6.4  50% JOINT AND SURVIVOR ANNUITY REQUIREMENTS.
                 (1) Notwithstanding any other provision of the Plan, if (A) a Participant is married at the time the distribution of his Account is to be made or to commence to be made to him and (B) the Participant elects to receive the payment of his Account in the form of an annuity, his Account shall be applied to the purchase of a 50% Joint and Survivor Annuity (as defined in Subsection (4) of this Section) unless he effectively elects to waive such 50% Joint and Survivor Annuity during the election period for this purpose specified in Subsection (3) of this Section.
                 (2) The Committee shall provide to each Participant, not more than 90 days nor less than 30 days before distribution of his Account, a written explanation of the following:
                 (i) the terms and conditions of the 50% Joint and Survivor Annuity,
                 (ii) the Participant's right to make, and the effects of, an election under Subsection (3) of this Section,
                 (iii) the rights of the Participant's Spouse under Subsection (3) of this Section,
                 (iv)  the right to make, and the effect of, a
         revocation of an election under Subsection (3) of this Section, and
                 (v) a general description of the eligibility features and relative values of the other optional forms of benefit described in
         Section 6.3.

          (3) A Participant may elect to waive the 50% Joint and Survivor Annuity (and elect another form of annuity) at any time before the date his Account is distributed or commences to be distributed under Section
6.3. In addition, such an election shall not be effective with respect to distribution of his Account under Section 6.3 unless it is made during the 90-day period ending on the date of such distribution. Such election may be revoked by the Participant at any time during such election period, and once revoked, another election may be made at any time during the election period. No election to waive the 50% Joint and Survivor Annuity shall be effective unless (A) the Participant's Spouse consents in writing to such election and, effective as of January 1, 1987, the election designates the alternative form of benefit in which the Account will be paid and, if applicable, a Beneficiary, other than the Spouse, which designations may not be changed without the consent of the Spouse, and (B) the Spouse's consent acknowledges the effect of such election and is witnessed by a Plan representative or by a notary public. Such consent shall not be required if it is established to the satisfaction of a Plan representative that the consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any election to waive the 50% Joint and Survivor Annuity, and any revocation of such election, may be made solely by an instrument (in form acceptable to the Committee) signed by the Participant and filed with the Committee during the election period described in this Subsection.
          (4) For purposes of this Section, the term "50% Joint and Survivor Annuity" shall mean a joint and survivor annuity which provides a reduced benefit payable to a Participant during his lifetime and, after his death, a benefit payable to his Spouse during the surviving lifetime of his said Spouse at the rate of 50% of the reduced amount payable to the Participant and which is the actuarial equivalent of the amount that would be payable to the Participant under an annuity for his lifetime only.
           6.5 DISTRIBUTIONS PURSUANT TO A QDRO. If a qualified domestic relations order (as defined in Code Section 414(p)) so provides, the portion of a Participant's Account payable to the alternate payee(s) may be distributed to the alternate payee(s) at the time specified in such order, regardless of whether the Participant is entitled to a distribution from the Plan at such time. The portion of the Account so payable shall be valued as of the Valuation Date coincident with or preceding the date specified in such order.
                 6.6 DISTRIBUTION ON SALE OF ASSETS OR DISPOSITION OF BUSINESS. In the event that a Participant's termination of employment is caused by the disposition by an Employer of substantially all of the assets of a trade or business, or its interest in a subsidiary, and (1) such Participant continues employment with the entity acquiring such assets or such subsidiary,
(2) such entity does not maintain the Plan following the disposition and (3) the Company does maintain the Plan following the disposition, the Participant, if he so elects, shall be entitled to a distribution of the Vested Interest in his Account valued as of the Valuation Date specified in Section 6.3(2); provided, however, that such Account may only be distributed in the form of a lump sum.
                 6.7 LATEST TIME OF DISTRIBUTION. (1) Distributions under the Plan shall occur or begin as provided in the preceding Sections of this Article, but in no event later than 60 days after the close of the Plan Year in which the latest of the following events occur: (a) the date on which the Participant attains age 65, (b) the l0th anniversary of the year in which the Participant commenced participation in the Plan, or (c) the Participant's termination of employment with the Controlled Group, provided that, except as provided in Subsection (2) of this Section or Section 6.2(4) or Section 6.3(3), no distribution shall be required to occur or begin until the Participant files his application with the Committee pursuant to Section 6.1.
                 (2) (a) Notwithstanding any other provision of the Plan, to the extent required under Section 401(a)(9) of the Code, effective as of January 1, 1989, the entire Account of each Participant under the Plan (i) shall be distributed to him in a lump sum in cash not later than April 1 of the calendar year following the calendar year in which he attains age 70-1/2 and, with respect to Participants who are Employees, on December 31 of such year and each succeeding year, or (ii) shall commence to be distributed not later than the time specified in Clause (i) of this Paragraph (a) in one of the forms specified in Section 6.3(1)(b) or 6.3(1)(c).
                 (b) Notwithstanding the foregoing, distributions under this Subsection shall be made in accordance with the provisions of Code
         Section 401(a)(9) and Treasury Regulations issued thereunder, which provisions are hereby incorporated herein by reference, provided that such provisions shall override the other distribution provisions of the Plan only to the extent that such other Plan provisions provide for distribution that is less rapid than required under such provisions of the Code and Regulations. Nothing contained in this Subsection shall be construed as providing any optional form of payment that is not available under the other distribution provision provisions of the Plan.
                 6.8 WITHDRAWAL OF CONTRIBUTIONS. Upon at least 30 days (or such shorter time period as the Administrator may permit on a uniform and nondiscriminatory basis) prior written notice filed with the Administrator, a Participant may withdraw all or a part of his Account as provided below:
                 (1) AFTER-TAX WITHDRAWALS. A Participant who is an Employee may withdraw all or a part of his After-Tax Contributions Sub-Account.
                 (2) AGE 59-1/2 WITHDRAWALS. A Participant who is an Employee who is at least 59-1/2 years old may withdraw all or a part of his Before-Tax Contributions Sub-Account and his Rollover Contributions Sub-Account (including the net earnings thereon). A Participant may only make one withdrawal under this Subsection (2) each Plan Year; provided that withdrawals from more than one Sub-Account made at the same time will count as only one withdrawal.
                 (3) HARDSHIP WITHDRAWALS. A Participant who is an Employee and who has obtained all distributions and withdrawals (other than for Hardship) and all nontaxable loans then available under all plans maintained by the Controlled Group may request a withdrawal on account of Hardship of all or a part of his Before-Tax Contributions Sub-Account (excluding any earnings allocated thereto on or after January 1, 1989). Upon making a determination that the Participant is entitled to a withdrawal on account of Hardship, the Committee shall direct the Trustee to distribute to such Participant all or a portion of his Before-Tax Contribution Sub-Account (excluding any net earnings allocable thereto on or after January 1, 1989), provided that the amount of the withdrawal shall not be less than $500 and shall not be in excess of the amount necessary to alleviate such Hardship (including amounts necessary to pay any taxes or penalties reasonably anticipated to result from such withdrawal). If a withdrawal on account of Hardship is made by a Participant pursuant to this Subsection, the following rules shall apply notwithstanding any other provision of the Plan (or any other plan maintained by the Controlled Group) to the contrary:

                 (a) the Participant is prohibited from making Before-Tax Contributions to the Plan (or any comparable contributions to any other qualified or nonqualified plan maintained by the Controlled Group) for a period of 12 months following receipt of the Hardship withdrawal; and
                 (b) the amount of the Participant's Before-Tax Contributions (and any comparable contributions to any other plan maintained by the Controlled Group) for the Participant's taxable year immediately following the taxable year of the Hardship withdrawal shall not be in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's Before-Tax Contributions (and any comparable contributions to any other plan maintained by the Controlled Group) for the taxable year of the Hardship withdrawal.
                 (4) A Participant shall have the right to receive his withdrawal payment in any of the optional forms of payment designated in
Section 6.3, subject to the provisions of Section 6.4.
                 (5)  Withdrawals from the Plan may not be repaid.
                 6.9  ADMINISTRATION OF DISTRIBUTIONS AND WITHDRAWALS.

                          (1)  The order in which distributions and withdrawals
pursuant to this Article are to be made from the applicable portion of a Participant's Account invested in the Investment Funds is on a pro rata basis from each Investment Fund.
                 (2) All distributions and withdrawals hereunder shall be valued as of the Valuation Date preceding the date on which the distribution or withdrawal is requested.
                 6.10  PROVISION REQUIRED UNDER CODE SECTION 401(A)(31).
                 (1) If a Participant or Spouse is eligible to receive a distribution from the Plan that constitutes an "Eligible Rollover Distribution" (as defined in Subsection (4) of this Section) and the Participant or Spouse elects to have all or a portion of such distribution paid directly to an "eligible retirement plan" (as defined in Subsection (3) of this Section) and specifies the eligible retirement plan to which the distribution is to be paid, such distribution (or portion thereof) shall be made in the form of a direct rollover to the eligible retirement plan so specified. A direct rollover is a payment made by the Plan to the eligible retirement plan so specified for the benefit of the Participant or Spouse.
                 (2) The Administrator shall prescribe reasonable procedures for elections to be made pursuant to this Subsection. Within a reasonable period of time (as prescribed by Treasury regulations or rulings) before the payment of an Eligible Rollover Distribution, the Administrator shall provide a written notice to the Participant or Spouse describing his or her rights under this Section and such other information required to be provided under section 402(f) of the Code. Unless otherwise specifically provided herein, for purposes of this Section, the term "Spouse" shall include a former Spouse who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code.
                 (3) For purposes of this Section, the term "eligible retirement plan" means an individual retirement account or annuity described in section 408 of the Code, a defined contribution plan that meets the requirements of section 401(a) of the Code and accepts rollovers, an annuity plan described in section 403(a) of the Code, or any other type of plan that is included within the definition of "eligible retirement plan" under section 401(a)(31)(D) of the Code; provided, however, that with respect to a Spouse (but not a former Spouse who is an alternate payee) who receives a distribution after a Participant's death, an "eligible retirement plan" shall mean only an individual retirement account or annuity described in section 408 of the Code.
                 (4) For purposes of this Section, the term "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the distributee from a qualified trust (as hereinafter defined), except (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more, (B) any distribution to the extent the distribution is required under section 401(a)(9) of the Code, (C) the portion of any distribution that is not includible in gross income, and (D) such other amounts specified in Treasury regulations or Internal Revenue
Service rulings, notices or announcements issued under section 402(c) of the Code. For purposes of this Section, the term "qualified trust" shall mean an employees' trust described in section 401(a) of the Code which is exempt from tax under section 501(a) of the Code.
                 (5) The provisions of this Section are intended to comply with the provisions of section 401(a)(31) of the Code and shall be interpreted in accordance with such section and Treasury regulations and rulings issued thereunder. The provisions of this Section shall be effective for distributions under the Plan on and after January 1, 1993.
                 6.11 LOANS TO PARTICIPANTS. (1) A Participant who is either an Employee of an Employer (or a Controlled Group Member) or a "party in interest" within the meaning of ERISA Section 3(14) may apply with the Administrative Committee for a loan from his Account. If the Committee determines that the Participant is not in bankruptcy or similar proceedings and is entitled to a loan in accordance with the following provisions of this Section, the Committee shall direct the Trustee to make a loan to the Participant from his Account. Each loan shall be charged against the Participant's Account as follows: first, against the Participant's Before-Tax Contributions Sub-Account; second, to the extent necessary, against the Participant's Qualified Non-Elective Contributions Sub-Account; third, to the extent necessary against the Participant's Matching Contributions Sub-Account; fourth, to the extent necessary, against the Participant's
Rollover Contributions Sub-Account; fifth, to the extent necessary against the Participant's After-Tax Contributions Sub-Account; and sixth, against the Participant's Profit Sharing Contributions Sub-Account.
                 (2) A Participant may only have one loan outstanding at a time. Each loan shall be made in $100 increments and will not be made in an amount which is less than $1,000. The maximum loan to any Participant (when added to the outstanding balance of all other loans to the Participant from all qualified employer plans (as defined in Code Section 72(p)(4)) of the Controlled Group) shall be an amount which does not exceed the lesser of:
                 (a) $50,000, reduced by the excess (if any) of (i) the highest outstanding balance of such other loans during the one-year period ending on the day before the date on which such loan is made, over (ii) the outstanding balance of such other loans on the date on which such loan is made, or
                 (b) 50% of the value of such Participant's Account on the date on which such loan is made.
                 (3) For each Participant for whom a loan is authorized pursuant to this Section, the Administrator shall (a) direct the Trustee to liquidate the Participant's interest in the Investment Funds on a pro-rata basis to the extent necessary to provide funds for the loan, (b) direct the Trustee to disburse such funds to the Participant upon the Participant's execution of the promissory note and security agreement referred to in Subsection (4)(d) of this Section, (c) transmit to the Trustee the executed promissory note and security agreement referred to in Subsection (4)(d) of this Section, and (d) establish and maintain a separate recordkeeping account within the Participant's Account (the "Loan Account") (i) which initially shall be in the amount of the loan, (ii) to which the funds for the loan shall be deemed to have been allocated and then disbursed to the Participant, (iii) to which the promissory note shall be allocated and (iv) which shall show the unpaid principal of and interest on the promissory note from time to time. All payments of principal and interest by a Participant shall be credited initially to his Loan Account and applied against the Participant's promissory note, and then invested in the Investment Funds pursuant to the Participant's direction under Section 5.5. The Administrator shall value each Participant's Loan Account for purposes of Section 5.2 at such times as the Administrator shall deem appropriate, but not less frequently than quarterly.
                 (4)  Loans made pursuant to this Section:
                 (a) shall be made available to all Participants on a reasonable equivalent basis;
                 (b) shall not be made available to Highly Compensated Employees in a percentage amount greater than the percentage amount made available to other Participants;
                 (c)  shall be secured by the Participant's Loan Account; and
                 (d) shall be evidenced by a promissory note and security agreement executed by the Participant which provides for:
                          (i) the security referred to in Paragraph (c) of this Subsection;
                          (ii) a rate of interest determined by the Committee in accordance with applicable law;
                          (iii) repayment within a specified period of time, which shall not extend beyond five years except that the term of a principal residence loan may extend to thirty years;
                          (iv) repayment in equal payments over the term of the loan, with payments not less frequently than quarterly; and

                                  (v)  for such other terms and conditions as
                          the Committee shall determine, which shall include provision that:
                                  (A)  with respect to a Participant who is an
                          Employee, the loan will be repaid pursuant to authorization by the Participant of equal payroll deductions over the repayment period sufficient to amortize fully the loan within the repayment period, provided, however, the Committee may waive the requirement of equal payroll deductions if the Company payroll through which the Participant is paid cannot accommodate such deductions;
                                  (B) the loan shall be prepayable in whole at any time without penalty; and
                                  (C)  the loan shall be in default and become
                          immediately due and payable upon the first to occur of the following events:
                                        (I)  the Participant's failure to make
                                  required payments on the promissory note;
                                        (II)  in the case of a Participant who
                                  is not an Employee, distribution of his
                                  Account; or
                                        (III)  in the case of a Participant who
                                  is an Employee, his termination of employment or the revocation of his payroll deduction authorization; or
                                        (IV)  the death of the Participant; or
                                        (V)  the filing of a petition, the
                                  entry of an order or the appointment of a receiver, liquidator, trustee or other person in a similar capacity, with respect to the Participant, pursuant to any state or federal law relating to bankruptcy, moratorium, reorganization, insolvency or liquidation, or any assignment by the Participant for the benefit of his creditors.
                 (5) Notwithstanding any other provision of the Plan, a loan made pursuant to this Section shall be a first lien against the Participant's Loan Account. Any amount of principal or interest due and unpaid on the loan at the time of any default on the loan, and any interest accruing thereafter, shall be satisfied by deduction from the Participant's Loan Account, and shall be deemed to have been distributed to the Participant, as follows:
                 (a) in the case of a Participant who is an Employee and who is not, at the time of the default, eligible (without regard to the required filing of an application pursuant to Section 6.1) to receive distribution of his Account under the provisions of Article VI, other than a Hardship distribution, or by order of a court, at such time as he first becomes eligible (without regard to the required filing of an application pursuant to Section 6.1) to receive distribution of his Account under the provisions of Article VI, other than a Hardship distribution, or by order of a court; or
                 (b) in the case of any other Participant, immediately upon such default. If, as a result of the application of the preceding sentence, an amount of principal or interest on a loan remains outstanding after default, interest at the rate specified in the promissory note executed by the Participant in respect of such loan shall continue to accrue on such outstanding amount until fully satisfied by deduction from the Participant's Loan Account as hereinabove provided or by payment by or on behalf of such Participant.

                ARTICLE VII. - ADMINISTRATION OF THE TRUST FUND
                 7.1 APPOINTMENT OF TRUSTEE. The Company has authorized the Trustee to act as such under the Plan and has adopted the Trust Agreement with the Trustee. The Investment Committee may, without the consent of any Participant or other person, but with the consent of NACCO Industries, Inc., execute amendments to such Trust Agreement, execute such further agreements as it in its sole discretion may deem necessary or desirable to carry out the Plan, or at any time, in accordance with the terms of the Trust Agreement, remove the Trustee and appoint a successor.
                 7.2 DUTIES OF TRUSTEE. The Trustee shall invest Participant Contributions and Employer Contributions paid to it and earnings thereon in accordance with the Plan and Trust Agreement. The Trustee shall also establish and maintain separate Accounts and Sub-Accounts for each Participant in accordance with the Plan. The Trustee in its relation to the Plan shall be entitled to all of the rights, privileges, immunities and benefits conferred upon it by the Plan or Trust Agreement and shall be subject to all of the duties imposed upon it by the Plan and Trust Agreement. The Trust Agreement is hereby incorporated in the Plan by reference, and each Employer, by adopting the Plan, approves the Trust Agreement and authorizes the Company to execute any amendment or supplement thereto on its behalf.
                 7.3 THE TRUST FUND. The Trust Fund shall be held by the Trustee for the exclusive benefit of the Participants and their Beneficiaries and shall be invested by the Trustee upon such terms and in such property as is provided in the Plan and in the Trust Agreement. The Trustee shall, from time to time, make payments, distributions and deliveries from the Trust Fund as provided in the Plan.
                 7.4  NO GUARANTEE AGAINST LOSS/RESPONSIBILITY FOR INVESTMENTS.
(1) Neither the Trustee, any Employer, the Investment Committee, the Administrative Committee nor any Investment Manager in any manner guarantees the Trust Fund or any part thereof against loss or depreciation. All persons having any interest in the Trust Fund shall look solely to the Trust
Fund for payment with respect to such interest.
                 (2) Neither the Company, the Investment Committee, the Administrative Committee, any Employer, the Trustee, nor any officer or employee of any of them is authorized to advise a Participant as to the manner in which contributions to the Plan and income thereon should be invested and reinvested. The election of the Investment Fund or Funds in which a Participant participates is his sole responsibility, and the fact that designated Investment Funds are available to Participants for investment shall not be construed as a recommendation for the investment of contributions hereunder in all or any of such Funds.
                 (3) Any decision by a Participant to invest in any Investment Fund pursuant to Section 5.5 or to request a loan pursuant to Section 6.11 shall constitute an exercise of control over the assets allocated to his Account by such Participant (to the extent of such exercise of control) within the meaning of ERISA Section 404(c), and each Participant who so exercises such control shall, by such exercise, release and agree, on his behalf and on the behalf of his heirs and beneficiaries, to indemnify and hold harmless the Trustee, each Employer and the Committee, and any officer or employee of any of them, from and against any claim, demand, loss, liability, costs or expense (including reasonable attorney's fees) caused by or arising out of such exercise, including without limitation any diminution in value or losses incurred from such exercise.
                 7.5 PAYMENT OF BENEFITS. Except as otherwise provided by applicable law, (1) all benefits provided for in the Plan (less deductions provided for in the Plan) shall be paid solely out of the Trust Fund in accordance with instructions given to the Trustee by the Administrative Committee pursuant to the terms of the Plan, (2) neither any Employer, the Administrative Committee, the Investment Committee (or their members) nor the Trustee shall be in any manner liable for benefits payable under the Plan and
(3) such benefits shall be only such as can be provided by the assets in the Trust Fund.

                 7.6 COMPENSATION AND EXPENSES OF TRUSTEE. The Trustee shall be entitled to receive such reasonable compensation for its services as may be agreed upon by it and the Company. Such compensation and the expenses of the Trustee and other expenses necessary for the proper administration of the Plan and Trust Fund, including without limitation, costs incident to the purchase and sale of securities, such as brokerage fees, commissions and transfer taxes, shall be paid by the Trustee from the Trust Fund; provided, however, that the Company, in its absolute discretion, may elect at any time to have the Employers pay part or all thereof directly, but any such election shall not bind the Company as to its right to elect with respect to the same or other expenses at any other time to have such expenses reimbursed or paid from the Trust Fund. Taxes, if any, on any property held by the Trustee shall be paid out of the Trust Fund and taxes, if any, other than transfer taxes, on distributions to a Participant or Beneficiary of a Participant shall be paid by the Participant or the Beneficiary, respectively.
                 7.7 NO DIVERSION OF TRUST FUND. Except as specifically provided in other Sections of the Plan, it shall be and it is hereby made impossible, at any time prior to the satisfaction of all liabilities with respect to Employees and their Beneficiaries under the Plan, for any part of the corpus or income of the Trust Fund to be (within the taxable year or thereafter) used for, or diverted to, purposes other than the exclusive benefit of Employees or their Beneficiaries and for defraying the reasonable expenses of administering the Plan.
                 7.8 FUNDING POLICY. To the extent such has not already been done, the Investment Committee shall (1) determine, establish and carry out a funding policy and method consistent with the objectives of the Plan and the requirements of applicable law, and (2) furnish from time to time to the person responsible for the investment of the assets held in the Trust Fund information the Investment Committee may have relative to the Plan's probable short-term and long-term financial needs, including any probable need for short-term liquidity, and such Investment Committee's opinion (if any) with respect thereto.

                 7.9 RETURN OF CONTRIBUTIONS. If an Employer Contribution to the Trust Fund is made by an Employer by a mistake of fact, the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact shall be returned to such Employer within one year after the payment of such Contribution. If an Employer Contribution to the Trust Fund made by an Employer which is conditioned upon the deductibility of the Contribution under Code Section 404 is not fully deductible under such Code Section, such Contribution, to the extent the deduction therefor is disallowed, shall be returned to the Employer within one year after the disallowance of the deduction. Earnings attributable to Employer Contributions returned to an Employer pursuant to this Section may not be returned, but losses attributable thereto shall reduce the amount to be returned; provided, however, that if the withdrawal of the amount attributable to the mistaken or non-deductible contribution would cause the balance of the individual Account of any Participant to be reduced to less than the balance which would have been in such Account had the mistaken or non-deductible amount not have been contributed, the amount to be returned to the Employer pursuant to this Section shall be limited so as to avoid such reduction. All Employer Contributions hereunder for any Plan Year shall in no event exceed the amount that would be deductible by the Employer for such Plan Year for federal income tax purposes and each Employer Contribution to the Trust Fund made by any Employer is hereby specifically conditioned upon such deductibility.

                       ARTICLE VIII. - INVESTMENT MANAGER
                 8.1 DUTIES AND FUNCTIONS. (1) The Investment Committee shall have the exclusive authority and responsibility at any time or from time to time to appoint (and revoke the appointment of) one of more persons (who or which qualifies as an "investment manager" under ERISA Section 3(38) and who or which acknowledges in writing that he is a Fiduciary with respect to the Plan) as an Investment Manager under the Plan with respect to one or more of the Investment Funds. The Investment Committee shall notify the Trustee of any such appointment (or revocation thereof) in writing, and the Trustee may rely upon any such appointment continuing in effect until it receives a written notice from the Investment Committee of its revocation.
                 (2) Any Investment Manager appointed by the Investment Committee shall have such duties and functions as specified by the Investment Committee in its notice of appointment. Unless otherwise specified in such notice of appointment, the Investment Manager shall have control over (but not custody of) all assets in the Investment Fund to which it has been appointed except such amounts of cash and short-term obligations as the Trustee may from time to time deem to be advisable to maintain sufficient liquidity to meet the obligations of the Plan (such as making distributions to Participants), all of which shall remain under the control (as well as the custody) of the Trustee.
                 (3) During the period when the appointment of an Investment Manager is in effect, the Investment Manager (and not the Trustee) shall, with respect to the investments over which the Investment Manager has control and to the extent delegated to such Investment Manager and permitted by law, have the corresponding powers and be subject to the corresponding duties and limitations conferred or imposed upon the Trustee by the Trust Agreement (except as such powers, duties and limitations may be altered by any agreement as to investment management entered into between the Investment Committee and the Investment Manager), but the Trustee shall make and accept such deliveries of securities and disburse and receive such funds to or from the Trust Fund as the Investment Manager may direct in writing.
                 (4) In addition to the foregoing powers, the Investment Manager may designate the broker or brokers through which sales and purchases are to be made, provided that no greater brokerage fees are incurred than those chargeable by other brokers in the community for like or comparable services.
                 8.2 COMPENSATION. The Investment Manager shall receive such reasonable compensation as may be agreed upon by it and the Investment Committee, and upon the receipt by the Trustee of written instructions from the Investment Committee as to any amount so approved, payment thereof shall be made from the Trust Fund.

                     ARTICLE IX. - ADMINISTRATIVE COMMITTEE
                            AND INVESTMENT COMMITTEE

                 9.1 MEMBERS AND OFFICERS. The Administrative Committee shall consist of three or more members who may be, but are not required to be, Participants, Employees or directors or officers of any Controlled Group Member. The members of the Committee shall be appointed by, and serve at the pleasure of, the Nominating, Organization and Compensation Committee of the Board of Directors of the Company. Any vacancy on the Committee due to death, resignation, removal or any other reason shall be filled by the Nominating, Organization and Compensation Committee of the Board of Directors of the Company. The Administrative Committee shall elect a Secretary of the Committee (who shall be a member of the Committee) and such other officers as the Committee shall deem advisable (who do not need to be members of the Committee) to serve until resignation or replacement by the Committee.
                 9.2 CERTIFICATION OF MEMBERS AND OFFICERS. The Company may certify the number and names of the Administrative Committee members and officers to the Trustee. The Trustee may rely on any such certification until it receives written notice from the Company as to a change in the Committee's members or officers.
                 9.3 DUTIES. The members of the Administrative Committee shall serve without remuneration for such services unless the Board of Directors of the Company shall provide for remuneration for such services. The Administrative Committee shall have such functions and duties with respect to the Plan, and only such functions and duties with respect to the Plan, as are specifically conferred upon it by the Plan or the Trust Agreement or as may be delegated to it pursuant to Section 11.3. The Committee shall maintain records of all meetings, proceedings and actions held, undertaken or performed by it. An Administrative Committee member shall not be disqualified from acting because of any interest, benefit or advantage, inasmuch as members of the Administrative Committee may be Participants, Employees or directors or officers of any Controlled Group Member, but no such member shall vote or act in connection with the Administrative Committee's action relating solely to himself. Except as may be required by law, no bond or other security need be required of any Administrative Committee member in such capacity in any jurisdiction.
                 9.4 REVOCABILITY OF COMMITTEE ACTION. Any action taken by the Administrative Committee with respect to the rights or benefits under the Plan of any Participant or Beneficiary shall be revocable by the Administrative Committee as to payments or distributions not theretofore made pursuant to such action, and appropriate adjustments may be made in future payments or distributions to a Participant or his Beneficiaries to offset any excess payment or underpayments theretofore made to such Participant or his Beneficiaries.
                 9.5 RULES AND PROCEDURES. The Administrative Committee may adopt and amend, from time to time, such rules for the administration of the Plan and rules for its government and the conduct of its business as it deems advisable, including a rule authorizing one or more of its members or officers to execute instruments in its behalf evidencing its action, and the Trustee and other persons may rely upon any instrument signed by such person or persons so authorized as properly evidencing the action of the Administrative Committee. The Administrative Committee may from time to time, by resolution adopted by it, delegate to one or more of its members or officers, to an employee or employees of the Administrative Committee, to a subcommittee or subcommittees of the Administrative Committee, or to an agent or agents of the Administrative Committee, such of the Administrative Committee's functions and duties as the Committee deems advisable. Except as may otherwise be provided by rules or procedures adopted by the Administrative Committee, the Administrative Committee may act by majority action either at a meeting or in writing without a meeting and an action evidenced by the signatures of a majority of the members of the Administrative Committee, or by any single person who has been designated to act for the Administrative Committee by an instrument in writing which is signed by all members of the Administrative Committee and filed with the Trustee, shall be deemed to be the action of the Administrative Committee.

                 9.6 PLAN INTERPRETATION AND FINDINGS OF FACTS. The Administrative Committee shall have sole and absolute discretion to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to determine the rights and status under the Plan of Participants and other persons, to decide disputes arising under the Plan and to make any determinations and findings with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan. In furtherance of, but without limiting, the foregoing, the Administrative Committee is hereby granted the following specific authorities, which it, shall discharge in its sole and absolute discretion in accordance with the terms of the Plan (as interpreted, to the extent necessary, by the Administrative Committee):
                 (1) to resolve all questions arising under the provisions of the Plan as to any individual's entitlement to become a Participant;
                 (2) to determine the amount of benefits, if any, payable to any person under the Plan; and
                 (3)  to conduct the claims review procedure specified in
Article X. All decisions of the Committee as to the facts of any case, as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretative matter or other determination or question under the Plan shall be final and binding on all parties affected thereby, subject to the provisions of Section 9.4 and Article X.
                 9.7 DIRECTIONS TO TRUSTEE. The Administrative Committee shall direct the Trustee as to the method of payment of, and the time at which, any benefit is to be paid to a Participant or a Beneficiary from the Trust Fund and the particular Investment Fund and Sub-Account from which each such payment is to be made. The Trustee shall be entitled to rely conclusively on any such direction given to it by the Administrative Committee in accordance with the provisions hereof.

                 9.8 COSTS AND EXPENSES. (1) The Administrative Committee may hire such employees and retain such agents as it deems necessary or advisable in connection with the performance of its functions or duties.
                 (2) The costs and expenses incurred in connection with the administration of the Plan and Trust Fund (including expenses incurred by the Administrative Committee) shall be paid from the Trust Fund; provided, however, that the Company, in its absolute discretion, may elect at any time to have the Employers pay part or all hereof directly, but any such election shall not bind the Company as to its right to elect with respect to the same or other expenses at any other time to have such expenses reimbursed or paid from the Trust Fund.
                 9.9 FILING OF DOCUMENTS. Although various provisions of the Plan provide for the filing of various documents or other instruments with the Company or the Administrative Committee, the Company or the Administrative Committee (as applicable) may, by general announcement, (1) specifically designate some other person with whom or which such instruments may be filed, or (2) authorize the use of telephonic or electronic designations and elections in lieu of written documents and instruments.
                 9.10 INVESTMENT COMMITTEE: NACCO Industries, Inc. has established a "Retirement Funds Investment Committee" (the "Investment Committee") pursuant to the terms of an Instrument of Creation and Delegation dated October 28, 1992. In addition to the responsibilities specifically given to the Investment Committee under the Plan and Trust Agreement, the Investment Committee (or any successor thereto) shall have such other responsibilities with respect to the Plan (and the other defined contributions plans maintained by the Controlled Group) as are granted to such Committee in the Instrument of Creation and Delegation as such Instrument may be amended from time to time.
In the absence of an Investment Committee, NACCO Industries, Inc. shall perform the duties allocated to such Committee under the Plan and the Trust Agreement.

                   ARTICLE X. - CLAIMS AND REVIEW PROCEDURES
                 10.1 METHOD OF FILING CLAIM. Any Participant or Beneficiary who believes that he is entitled to receive a benefit under the Plan which he has not received may file with the Committee a written claim specifying the basis for his claim and the facts upon which he relies in making such claim. Such a claim must be signed by the claimant or his authorized representative and shall be deemed filed when delivered to any member of the Administrative Committee or its designee.
                 10.2 NOTIFICATION TO CLAIMANT. Unless such claim is allowed in full by the Administrative Committee, the Committee shall (within 90 days after such claim was filed, plus an additional period of 90 days if required for processing and if notice of the 90-day extension of time indicating the specific circumstances requiring the extension and the date by which a decision shall be rendered is given to the claimant within the first 90-day period) cause written notice to be mailed to the claimant of the total or partial denial of such claim. Such notice shall be written in a manner calculated to be understood by the claimant and shall state (1) the specific reason(s) for the denial of the claim, (2) specific reference(s) to pertinent provisions of the Plan and/or Trust Agreement on which the denial of the claim was based, (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and (4) an explanation of the review procedure specified in Section 10.3. The failure to provide a written approval or denial of a claim to the claimant within the required time shall be deemed to be a denial of the claim.
                 10.3 REVIEW PROCEDURE. Within 60 days after the denial of his claim, the claimant may appeal such denial by filing with the Administrative Committee his written request for a review of the claim. Such request for review must be signed by the claimant or his authorized representative and shall be deemed filed when delivered to any member of the Administrative Committee or its designee. If the claimant does not file a request for review of his claim within such 60-day period, the claimant shall be conclusively presumed to have accepted as final and binding the initial decision of the Administrative

Committee on his claim. If such an appeal is so filed within such 60-day period then the Administrative Committee, or a Named Fiduciary designated by the Administrative Committee, shall conduct a full and fair review of such claim. During such full review, the claimant (or his duly authorized representative) shall be given an opportunity to review documents that are pertinent to his claim and to submit issues and comments in writing. After the completion of such full review, the reviewer shall mail or deliver to the claimant a written decision on the matter based on the facts and pertinent provisions of the Plan and/or Trust Agreement and/or applicable law. Such decision shall be mailed or delivered to the claimant within a period of 60 days after the Administrative Committee's receipt of the request for review unless special circumstances require an extension of time, in which case such decision shall be rendered not later than 120 days after receipt of such request. If an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. Such decision (1) shall be written in a manner calculated to be understood by the claimant, (2) shall state the specific reason(s) for the decision, (3) shall make specific reference(s) to pertinent provisions of the Plan and/or Trust Agreement on which the decision is based and (4) shall, to the extent permitted by applicable law, be final and binding on all interested persons. The failure to provide a written decision to the claimant within the required time shall be deemed to be a denial of the appeal.

                    ARTICLE XI. - ADMINISTRATION OF THE PLAN
                          AND FIDUCIARY RESPONSIBILITY

                 11.1 RESPONSIBILITY FOR ADMINISTRATION. Except to the extent that particular responsibilities are assigned or delegated to other Fiduciaries pursuant to the Trust Agreement or some other Section hereof, the Company (as the Administrator) shall be responsible for the administration of the Plan. Each other Fiduciary shall have only such powers, duties, responsibilities and authorities as are specifically conferred upon him pursuant to provisions of the Plan or Trust Agreement. Any person may serve in more than one fiduciary capacity with respect to the Plan or Trust Fund, if pursuant to the Plan and/or Trust Agreement, he is assigned or delegated any multiple fiduciary capacities.
                 11.2 NAMED FIDUCIARIES. For the purposes of the Plan, the Named Fiduciaries shall be the Administrative Committee, the Investment Committee and the Company. A Named Fiduciary may, by written instrument, designate any other person as a Named Fiduciary to perform functions specified in such instrument (or in a delegation pursuant to Section 11.3) which relate to the administration of the Plan or the Trust Fund, provided such designee accepts such designation. Such a designation may be terminated at any time by written notice from the Named Fiduciary to the designee or by written notice from the designee to Named Fiduciary.
                 11.3  DELEGATION OF FIDUCIARY RESPONSIBILITIES.
                 (1) POWER TO DELEGATE. The Administrative Committee, Investment Committee or the Company may delegate to any person any one or more powers, functions, duties and/or responsibilities with respect to the Plan or the Trust Fund (other than Trustee responsibilities, as defined in Section 405(c) of ERISA, assigned to the Trustee by the Trust Agreement or some other Section hereof). However, no such power, function, duty or responsibility which is assigned to a Fiduciary (other than to the Company or the Administrative or Investment Committee) pursuant to the Trust Agreement or some other Section hereof shall be so delegated without the written consent of such Fiduciary.

                 (2) WRITTEN DELEGATION. Any delegation pursuant to Subsection (1) of this Section, (a) shall be in writing, signed on behalf of the Named Fiduciary, and be delivered to and accepted in writing by the delegatee and, if the Company or the Investment Committee is the delegator, delivered to the Administrative Committee, (b) shall contain such provisions and conditions relating to such delegation as the Named Fiduciary deems appropriate, (c) shall specify the powers, functions, duties and/or responsibilities therein delegated, (d) may be amended from time to time by written agreement signed on behalf of the Named Fiduciary and by the delegatee and, if the Company or the Investment Committee signs the amendment, delivered to the Administrative Committee and (e) may be revoked (in whole or in part) at any time by written notice from one party to the other. A fully executed copy of any instrument relating to any delegation (or revocation of any delegation) under the Plan shall be filed with each of the Named Fiduciaries.
                 11.4  IMMUNITIES.  Except as otherwise provided in Section
11.5 or by applicable law, (1) no Fiduciary shall have the duty to discharge any duty, function or responsibility which is specifically assigned exclusively to another Fiduciary or Fiduciaries by the terms of the Plan or Trust Agreement or is delegated to another Fiduciary pursuant to procedures for such delegation provided for herein or the Trust Agreement; (2) no Fiduciary shall be liable for any action taken or not taken with respect to the Plan or Trust Fund except for his own negligence or willful misconduct; (3) no Fiduciary shall be personally liable upon any contract or other instrument made or executed by him or on his behalf in the administration of the Plan or Trust Fund; (4) no Fiduciary shall be liable for the neglect, omission or wrongdoing of another Fiduciary; (5) any Fiduciary may rely and shall be fully protected in acting in good faith (a) upon the advice of counsel acceptable to the Company (who may be counsel for another Fiduciary), (b) upon the records of a Controlled Group Member, (c) upon the opinion, certificate, valuation, report, recommendation or determination of the certified public accountants appointed to audit a Controlled Group Member's financial statements or the Trustee or of any person acceptable to the Company that is employed by such Fiduciary to render advice with regard to any responsibility such Fiduciary has under the Plan or Trust Agreement, and
(d) upon any certificate, statement or other representation made by an Employee, a Participant, a Beneficiary or the Trustee; and (6) the Administrative Committee and its members shall not be required to make inquiry into the propriety of any action by the Company or the Trustee.
                 11.5 LIMITATION ON EXCULPATORY PROVISIONS. Notwithstanding any other provision of the Plan or Trust Agreement, no provision of the Plan or Trust Agreement shall be construed to relieve (or have the effect of relieving) any Fiduciary from any responsibility or liability for any obligation, responsibility or duty imposed on such Fiduciary by Part 4 of Title 1 of ERISA.

                          ARTICLE XII. - MISCELLANEOUS
                 12.1 MERGER OR TRANSFER OF ASSETS. There shall not be any merger or consolidation of the Plan with, or the transfer of assets or liabilities of the Plan to, any other plan, unless each Participant of the merged, consolidated or transferred plan would (if that plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated). The Company reserves the right to merge or consolidate this Plan with, and to transfer the assets of the plan to, any other plan, without the consent of any other Employer.
                 12.2 PROHIBITION ON DECREASING ACCRUED BENEFITS. No amendment to the Plan (other than an amendment described in Code Section 412(c)(8)) shall have the effect of decreasing the accrued benefit of any Participant. For purposes of the preceding sentence, a Plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in regulations of the Secretary of the Treasury) or (2) eliminating an optional form of benefit (except as permitted by any such regulations) with respect to benefits attributable to service before the amendment, shall be treated as decreasing accrued benefits, provided, however, that in the case of a retirement-type subsidy this sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy.

                 12.3 AMENDMENT CHANGING VESTING SCHEDULE. (1) If any Plan amendment changes any vesting schedule under the Plan, each Participant having not less than three years of service shall be permitted to elect, during the election period described in Subsection (2) of this Section, to have his nonforfeitable percentage computed under the Plan without regard to such amendment.
                 (2) Such election period shall begin on the date the Plan amendment is adopted and shall end no earlier than the latest of the following dates: (a) the date which is 60 days after the day the

Plan amendment is adopted, (b) the date which is 60 days after the day the Plan amendment becomes effective, or (c) the date which is 60 days after the day the Participant is issued written notice of the Plan amendment by the Committee or the Company.
                 (3) For purposes of Subsection (1) of this Section, a Participant shall be considered to have completed three years of service if such Participant has completed three years of service, whether or not consecutive, without regard to the exceptions of Code Section 411(a)(4), prior to the expiration of the election period described in Subsection (2) of this Section.
                 12.4 NONFORFEITABLE AMOUNTS. Notwithstanding any other provision of the Plan, upon the termination or partial termination of the Plan or upon complete discontinuance of contributions under the Plan, the rights of all Employees to benefits accrued to the date of such termination or partial termination or discontinuance, to the extent then funded, or the amounts credited to the Employees' Accounts, shall be nonforfeitable.
                 12.5 NO ENLARGEMENT OF EMPLOYMENT RIGHTS. Nothing herein contained shall constitute or be construed as a contract of employment between any Employer or any Controlled Group Member and any Employee or Participant and all Employees shall remain subject to discipline, discharge and layoff to the same extent as if the Plan had never gone into effect. An Employer by adopting the Plan, making contributions to the Trust Fund or taking any other action with respect to the Plan does not obligate itself to continue the employment of any Participant or Employee for any period or, except as expressly provided in the Plan, to make any payments into the Trust Fund.
                 12.6 SEVERABILITY PROVISION. If any provision of the Plan or Trust Agreement or the application thereof to any circumstance or person is invalid by a court of competent jurisdiction, the remainder of the Plan or Trust Agreement and the application of such provision to other circumstances or persons shall not be affected thereby.

                 12.7 ACTION BY COMPANY. Wherever the Company is authorized to act under the Plan (including, but not limited to, any delegation of its fiduciary powers and responsibilities under the Plan), such action shall be taken, unless otherwise provided in the Plan, by written instrument executed by an officer of the Company. The Trustee may rely on any instrument so executed as being validly authorized and as properly evidencing the action of the Company.
                 12.8 SPENDTHRIFT PROVISIONS. To the extent permitted by law and except as otherwise provided under a qualified domestic relations order pursuant to Code Section 414(p), no right or interest of any kind in the Trust Fund shall be transferable, alienable or assignable by any Participant or Beneficiary, nor shall any such right or interest be subject to anticipation, encumbrance, garnishment, attachment, execution or levy of any kind, voluntary or involuntary. The Administrative Committee shall establish procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders in accordance with Code Section 414(p).
                 12.9 FACILITY OF PAYMENT. (1) If the Administrative Committee finds that any Participant or Beneficiary to whom a benefit is payable hereunder is unable to care for his affairs because of physical, mental or legal incompetence, the Administrative Committee, in its sole discretion, may cause any payment due to him hereunder, for which prior claim has not been made by a duly qualified guardian or other legal representative, to be paid to the person deemed by the Administrative Committee to be maintaining or responsible for the maintenance of such Participant or Beneficiary; and any such payment shall be deemed a payment for the account of such Participant or Beneficiary and shall constitute a complete discharge of any liability therefor under the Plan.
                 (2) If an individual dies before receiving all the payments to be made to him hereunder or before cashing any or all of the checks representing such payment or payments, such payment(s) shall be made to his Beneficiary; and the receipt of such payment(s) by the Beneficiary shall be a valid and complete discharge for the payment of such benefit.

                 12.10 RECIPIENTS WHO CANNOT BE LOCATED. In the event that the Administrative Committee is unable to locate a person entitled to payment of a benefit hereunder after sending a registered mail (or equivalent communication) to such person's address last known to his Employer, then such benefits shall be forfeited. Any such forfeitures shall not be applied to increase the benefits which Employees might otherwise receive under the Plan, but shall be used to reduce the future Employer Contributions to (if any), or the administrative expenses of, the Plan. Notwithstanding the foregoing, in the event that any missing person who would have been entitled to receive benefits forfeited under this Section should subsequently make a claim for such benefits, then the forfeited benefits shall be reinstated and payment of the benefits which had previously been forfeited shall be made (without interest) to the party entitled to such benefits as soon as practicable after the missing person makes a claim therefor.

                      ARTICLE XIII. - OTHER EMPLOYERS AND
                       DESIGNATION OF GROUPS OF EMPLOYEES

                 13.1 ADOPTION OF PLAN. Any organization may, with the consent of the Company, adopt the Plan and thereby become an Employer hereunder by executing an instrument (hereinafter referred to as an "Instrument of Adoption") evidencing such adoption and filing a copy thereof with the Company and the Trustee, and said Instrument shall thereupon become incorporated into the Plan by reference. Such adoption may be subject to such terms and conditions as the Company requires or approves. By their adoption of the Plan, Employers other than the Company shall be deemed to consent to actions taken by the Company in entering into the Trust Agreement and any other arrangements for the purpose of providing benefits under the Plan, and to authorize the Company to take any actions within the authority of the Company under the terms of the Plan.
                 13.2 DESIGNATION OF GROUPS OF EMPLOYEES. The Company may, and an Employer (with the consent of the Company) may, designate a group of its Employees to be covered by the Plan and each such person within such group shall thereafter be deemed to be a Covered Employee. The Company may do so by amending the Plan or by following the procedure described in this Section.
Each such designation shall be set forth in the Instrument of Adoption or in an Instrument Designating Employee Group which is executed by the Employer and a copy of which is filed with the Company and the Trustee and such Instrument Designating Employee Group shall thereupon be incorporated in the Plan by reference.
                 13.3 ADDITIONAL TERMS AND CONDITIONS RELATING TO INSTRUMENTS. Each Instrument of Adoption and Instrument Designating Employee Group executed by an Employer may contain such terms and conditions governing the application of the Plan to its Employees covered by such Instrument as may be specified by such Employer and approved by the Company and, without limiting the generality of the foregoing, shall specify any greater or lesser Participant Contributions, additional eligibility requirements for membership in the Plan and any other provision which such Employer (with the approval of the Company) shall consider necessary or appropriate to carry out the provisions of the Plan as to its Employees covered by such Instrument. In the event of inconsistency between the other provisions of the Plan and such terms and conditions set forth in any Instrument, the latter shall control as to the Employees (or former Employees) covered by such Instrument; provided, however, that if such inconsistency results from changes made in provisions of the Plan to comply with applicable law, then such provisions of the Plan shall control as to the Employees (or former Employees) covered by such Instrument. Any reference in any Instrument to provisions of the Plan as in effect at the time such Instrument became effective shall be deemed to refer to the comparable provisions of the Plan as later amended or restated.
                 13.4 COSTS AND EXPENSES TO BE SHARED. If there is more than one Employer hereunder, the costs and expenses incurred in connection with the Plan and Trust Fund each year shall, to the extent such costs and expenses are not paid out of the Trust Fund pursuant to Section 9.8, be shared by all the Employers hereunder in the proportions agreed upon between them.

                            ARTICLE XIV. - AMENDMENT
                 14.1 RIGHT TO AMEND. The Nominating, Organization and Compensation Committee of the Board of Directors of the Company has reserved, and does hereby reserve, the right to amend at any time and from time to time, any or all of the provisions of the Plan (including any Instrument of Adoption or Instrument Designating Employee Group), without the consent of any Employer or any Employee, Participant or Beneficiary or other person. In addition, each other Employer shall have the right to amend, at any time and from time to time, any or all of the provisions of any Instrument of Adoption executed by it, with the consent of the Nominating, Organization and Compensation Committee of the Board of Directors of the Company but without the consent of any other Employer or any Employee, Participant or Beneficiary or any other person.
                 The Trust Agreement may be amended in the manner and to the extent provided therein.
                 14.2 PROCEDURE. Any amendment of the Plan (1) shall be expressed in an instrument executed by an appropriate officer of the Company or the Employer, as applicable under Section 14.1, (2) shall become part of the Plan and (3) shall become effective as of the date designated in such instrument. If no effective date of an amendment is designated, such amendment shall become effective on the date of the execution of the amendment.

                           ARTICLE XV. - TERMINATION
                 15.1 RIGHT TO TERMINATE OR WITHDRAW. (1) The Nominating, Organization and Compensation Committee of the Board of Directors of the Company has reserved, and does hereby reserve, the right to terminate the Plan at any time, without the consent of any Employer or any Employee, Participant, Beneficiary or other person, either in whole or in part as to any designated group of Employees (including former Employees) and their Beneficiaries. Any such termination shall be expressed in an instrument executed by an appropriate officer of the Company on the order of the Nominating, Organization and Compensation Committee of the Board of Directors of the Company and filed with the Trustee and shall (except as may otherwise be required by applicable law) become effective as of the date designated in such instrument or, if no such effective date is so designed, on the date of the execution of such instrument.
                 (2) Any Employer other than the Company which adopts the Plan may elect separately to withdraw from the Plan, either in whole or as to any designated group of its Employees (including former Employees) and their Beneficiaries. Such withdrawal shall be expressed in an instrument executed by the withdrawing Employer on the order of its Board of Directors and filed with the Company and the Trustee and shall become effective as of the date designated in such instrument or, if no such effective date is so designated in such instrument, on the later of the date of the execution of such instrument or approval thereof by the Company. No such withdrawal shall decrease the amount of Employer Contributions (if any) to be made by the Employer on account of periods preceding the withdrawal. The interests in the Trust Fund of Participants who are or were Employees of the withdrawing Employer shall be distributed as provided in Article VI.
                 15.2 APPLICATION OF ASSETS UPON TERMINATION. If the Plan shall be terminated by the Company as to all Employers, Participant Contributions to the Plan shall cease and, unless this provision is subsequently amended, the Trustee shall make distribution to each Employee as if the Plan had not been terminated.

                   ARTICLE XVI. - TOP-HEAVY PLAN REQUIREMENTS
                 16.1 DEFINITIONS. For the purposes of this Article, the following terms, when used with initial capital letters, shall have the following respective meanings:
                 (1) AGGREGATION GROUP: Permissive Aggregation Group or Required Aggregation Group, as the context shall require.
                 (2) COMPENSATION: Effective as of January 1, 1989, Compensation as defined in Section 4.5(3) (subject to the limitations described in Section 1.1(9)(b)).
                 (3) DEFINED BENEFIT PLAN: A qualified plan as defined in Code Section 414(j).
                 (4) DEFINED CONTRIBUTION PLAN: A qualified plan as defined in Code Section 414(i).
                 (5) DETERMINATION DATE: For any Plan Year, the last day of the immediately preceding Plan Year, except that in the case of the first Plan Year of the Plan, the Determination Date shall be the last day of such first Plan Year.
                 (6) EXTRA TOP-HEAVY GROUP: An Aggregation Group if, as of a Determination Date, the aggregate present value of accrued benefits for Key Employees in all plans in the Aggregation Group (whether Defined Benefit Plans or Defined Contribution Plans) is more than ninety (90%) of the aggregate present value of all accrued benefits for all employees in such plans.
                 (7)  EXTRA TOP-HEAVY PLAN:  See Section 16.3.
                 (8) FORMER KEY EMPLOYEE: A Non-Key Employee with respect to a Plan Year who was a Key Employee in a prior Plan Year. Such term shall also include his Beneficiary in the event of his death.
                 (9) KEY EMPLOYEE: An Employee or former Employee who is or was a Participant and who, at any time during the current Plan Year or any of the four preceding Plan Years, is (a) an officer of an Employer (limited to no more than 50 Employees or, if lesser, the greater of 3 Employees or 10 percent of the Employees) having an annual Compensation greater than, effective as of January 1, 1987,

50% of the dollar amount in effect under Code Section 415(b)(1)(A) for any such Plan Year, (b) one of the 10 Employees owning (or considered as owning within the meaning of Code Section 318) the largest interests in an Employer and having annual Compensation of more than the applicable dollar amount referred to in Section 4.8(1), (c) a 5-percent owner (as such term is defined in Code
Section 416(i)(1)(B)(i)) or (d) a 1-percent owner (as such term is defined in Code Section 416(i)(1)(B)(ii)) having an annual Compensation of more than $150,000. For purposes of Paragraph (b) of this Subsection, if two Employees have the same interest in an Employer, the Employee having greater annual Compensation shall be treated as having a larger interest. The term "Key Employee" shall also include such Employee's Beneficiary in the event of his death. For purposes of this Subsection, effective as of January 1, 1989, "Compensation" has the meaning given such term by Code Section 414(q)(7).
                 (10) NON-KEY EMPLOYEE: An Employee or former Employee who is or was a Participant and who is not a Key Employee. Such term shall also include his Beneficiary in the event of his death.
                 (11) PERMISSIVE AGGREGATION GROUP: The group of qualified plans of an Employer consisting of:
                 (a)  the plans in the Required Aggregation Group; plus
                 (b) one (1) or more plans designated from time to time by the Committee that are not part of the Required Aggregation Group but that satisfy the requirements of Code Sections 401(a)(4) and 410 when considered with the Required Aggregation Group.
                 (12) REQUIRED AGGREGATION GROUP: The group of qualified plans of an Employer consisting of:
                 (a)  each plan in which a Key Employee participates; plus
                 (b) each other plan which enables a plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410.

                 (13) TOP-HEAVY ACCOUNT BALANCE:  A Participant's
(including a Participant who has received a total distribution from this Plan) or a Beneficiary's aggregate balance standing to his account as of the Valuation Date coinciding with or immediately preceding the Determination Date (as adjusted by the amount of any Employer Contributions made or due to be made after such Valuation
Date but before the expiration of the extended payment period in Code
Section 412(c)(10)), provided, however, that such balance shall include the aggregate distributions made to such Participant or Beneficiary during the five (5) consecutive Plan Years ending with the Plan Year that includes the Determination Date (including distributions under a terminated plan which if it had not been terminated would have been included in a Required Aggregation Group), and provided further that if an Employee or former Employee has not performed services for any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date, his account
(and/or the account of his Beneficiary) shall not be taken into account.
                 (14) TOP-HEAVY GROUP: An Aggregation Group if, as of a Determination Date, the aggregate present value of accrued benefits for Key Employees in all plans in the Aggregation Group (whether Defined Benefit Plans or Defined Contribution Plans) is more than sixty percent (60%) of the aggregate present value of accrued benefits for all employees in such plans.
                 (15)  TOP-HEAVY PLAN:  See Section 16.2.
                 16.2 DETERMINATION OF TOP-HEAVY STATUS. (1) Except as provided by Subsections (2) and (3) of this Section, the Plan shall be a Top-Heavy Plan if, as of a Determination Date:
                 (a) the aggregate of Top-Heavy Account Balances for Key Employees is more than sixty percent (60%) of the aggregate of all Top-Heavy Account Balances, excluding for this purpose the aggregate Top-Heavy Account Balances of Former Key Employees; or
                 (b) if the Plan is included in a Required Aggregate Group which is a Top-Heavy Group.

                 (2) If the Plan is included in a Required Aggregation Group which is not a Top-Heavy Group, the Plan shall not be a Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be a Top-Heavy Plan under Paragraph (a) of Subsection (1) of this Section.
                 (3) If the Plan is included in a Permissive Aggregation Group which is not a Top-Heavy Group, the Plan shall not be a Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be a Top-Heavy Plan under Subsection (1) of this Section.
                 16.3 DETERMINATION OF EXTRA TOP-HEAVY STATUS. (1) Except as provided by Subsections (2) and (3) of this Section, the Plan shall be an Extra Top-Heavy Plan if, as of the Determination Date:
                 (a) the aggregate of Top-Heavy Account Balances for Key Employees is more than ninety percent (90%) of the aggregate of all Top-Heavy Account Balances, excluding for this purpose the aggregate Top-Heavy Account Balances of Former Key Employees; or
                 (b) if the Plan is included in a Required Aggregation Group which is an Extra Top-Heavy Group.
                 (2) If the Plan is included in a Required Aggregation Group which is not an Extra Top-Heavy Group, the Plan shall not be an Extra Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be an Extra Top-Heavy Plan under paragraph (a) of Subsection (1) of this Section.
                 (3) If the Plan is included in a Permissive Aggregation Group which is not an Extra Top-Heavy Group, the Plan shall not be an Extra Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be an Extra Top-Heavy Plan under Subsection (1) of this Section.
                 16.4 TOP-HEAVY PLAN REQUIREMENTS. Notwithstanding any other provisions of the Plan to the contrary, if the Plan is a Top-Heavy Plan for any Plan Year, the Plan shall then satisfy the following requirements for such Plan
Year:
                 (1)  The minimum contribution requirement as set forth in
                      Section 16.5.
                 (2) The adjustment to minimum benefits and allocations as set forth in Section 16.6.

                 16.5 MINIMUM CONTRIBUTION REQUIREMENT. If the Plan is a Top-Heavy Plan for any Plan Year:
                 (1) Each Non-Key Employee who is eligible to share in any Employer Contribution for such Plan Year (or who would have been eligible to share in any such Employer Contribution if a Before-Tax Contribution had been made for him during such Plan Year) shall be entitled to receive an allocation of such Employer Contribution, which is at least equal to three percent (3%) of his Compensation for such Plan Year.
                 (2) The three percent (3%) minimum contribution requirement under Subsection (1) of this Section for a Non-Key Employee shall be increased to four percent (4%) if the Employer maintains a Defined Benefit Plan which does not cover such Non-Key Employee.
                 (3) The percentage minimum contribution requirement set forth in Subsections (1) and (2) of this Section with respect to a Plan Year shall not exceed the percentage at which Employer Contributions are made (or required to be made) under the Plan for such Plan Year for the Key Employee for whom such percentage is the highest for such Year.
                 (4) The percentage minimum contribution requirement set forth in Subsections (2) and (3) of this Section may also be reduced or eliminated in accordance with Section 16.7(2).
                 (5) For the purpose of Subsection (3) of this Section, contributions taken into account shall include like contributions under all other Defined Contribution Plans in the Required Aggregation Group, excluding any such plan in the Required Aggregation Group if that plan enables a Defined Benefit Plan in such Required Aggregation Group to meet the requirements of Code Sections 401(a)(4) or 410.
                 (6) For the purpose of this Section, the term "Employer Contributions" shall include Before-Tax Contributions made for an Employee.

                 16.6 ADJUSTMENT TO MINIMUM BENEFITS AND ALLOCATIONS. If the Plan is a Top-Heavy Plan for any Plan Year, and if the Employer maintains a Defined Benefit Plan which could or does provide benefits to Participants in this Plan:
                 (a) If the Plan is not an Extra Top-Heavy Plan (but is a Top-Heavy Plan), then the percentage minimum contribution requirement in Section 16.5(1) shall be seven and one-half percent (7-1/2%) for a Non-Key Employee who is covered by this Plan and the Defined Benefit Plan.
                 (b) If the Plan is an Extra Top-Heavy Plan, then parts (a) and (b) of Section 4.6(1) shall be calculated by substituting "1.0" for "1.25" for each place such "1.25" figure appears, and Code Section 415(e)(6)(B)(I) shall be calculated by substituting "$41,500: for "$51,875" for each place such "$51,875" amount appears.
                 16.7 COORDINATION WITH OTHER PLANS. (1) In applying this Article, an Employer and all Controlled Group Members shall be treated as a single employer, and the qualified plans maintained by such single employer shall be taken into account.
                 (2) In the event that another Defined Contribution Plan or Defined Benefit Plan maintained by the Controlled Group provides contributions or benefits on behalf of Participants in this Plan, such other plan(s) shall be taken into account in determining whether this Plan satisfies Section 16.4; and the minimum contribution required for a Non-Key Employee in this Plan under
Section 16.5 will be reduced or eliminated, in accordance with the requirements of Code Section 416 and the Regulations thereunder, if a minimum contribution or benefit is made or accrued in whole or in part in respect of such other plan(s).
                 (3) Principles similar to those specifically applicable to this Plan under this Article, and in general as provided for in Code Section 416 and the Regulations thereunder, shall be applied to the other plan(s) required to be taken into account under this Article in determining whether this Plan and such other plan(s) meet the requirements of such Code Section 416 and the Regulations thereunder.

                 ARTICLE XVII. - CONSTRUCTION OF PLAN DOCUMENTS
                 17.1  Construction of Plan Documents.
                 (1) Unless the context otherwise indicates, the masculine wherever used in the Plan or Trust Agreement shall include the feminine and neuter, the singular shall include the plural and words such as "herein", "hereof", "hereby", "hereunder" and words of similar import refer to the Plan as a whole and not to any particular part thereof.
                 (2) Where headings have been supplied to portions of the Plan and the Trust Agreement (other than the headings to the Subsections in Section 1.1), they have been supplied for convenience only and are not to be taken as limiting or extending the meaning of any of such portions of such documents.
                 (3) Wherever the word "person" appears in the Plan, it shall refer to both natural and legal persons.
                 (4) A number of the provisions hereof and of the Trust Agreement are designed to contain provisions required or contemplated by certain federal laws and/or regulations thereunder. All such provisions herein and in the Trust Agreement are intended to have the meaning required or contemplated by such provisions of such law or regulations and shall be construed in accordance with valid regulations and valid published governmental rulings and interpretations of such provisions. In applying such provisions hereof or of the Trust Agreement, each Fiduciary may rely (and shall be protected in relying) on any determination or ruling made by any agency of the United States Government that has authority to issue regulations, rulings or determinations with respect to the federal law thus involved.
                 (5) Except to the extent federal law controls, the Plan and Trust Agreement shall be governed, construed and administered according to the laws of the State of Ohio. All persons accepting or claiming benefits under the Plan or Trust Agreement shall be bound by and deemed to consent to their provisions.
                 17.2  GENERAL PROVISIONS.
                 (1) This Plan shall constitute an amendment, restatement and continuation of the Plan. This amendment and restatement is generally effective January 1, 1994. However, certain provisions of this amendment and restatement of the Plan are effective as of some other date. The provisions of this amendment and restatement which are effective prior to January 1, 1994 shall be deemed to amend the corresponding provisions of the Plan as in effect before January 1, 1994 and all amendments thereto. Events occurring before the applicable effective date of any provision of this amendment and restatement of the Plan shall be governed by the applicable provision of the Plan in effect on the date of the event.
                 (2) The benefits payable with respect to an Employee or former Employee whose termination of employment occurred before January 1, 1994 (and who is not rehired by a Controlled Group Member thereafter) shall be determined by and paid in accordance with the terms and provisions of the Plan as in effect at the date of such termination of employment, except to the extent that certain provisions of the Plan, as amended and restated as of January 1, 1994, apply to such individual as a result of applicable law or the context clearly requires the application of such provision to such individual.

                 Executed this 8th day of December, 1993.
                               ---        --------
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
                                           HAMILTON BEACH/PROCTOR-SILEX, INC.



                                           By /S/ G. Nebel
                                             -------------------------------
                                             Title:  President & C.E.O.
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
                                                                              75


                                           And /S/ Ronald Eksten
                                              ------------------------------
                                              Title: Vice President, General
                                                        Counsel





Doc. 61666.1
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